As filed with the Securities and Exchange Commission on April 21, 2014

1933 Act Registration No. 333-179640

1940 Act Registration No. 811-22670

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 4	☒
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 5	☒

LEGG MASON INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

100 International Drive

Baltimore, Maryland 21202

(Address of principal executive offices)

Registrant’s telephone number, including area code: (410) 539-0000

Name and address of agent for service:	Copy to:

RICHARD M. WACHTERMAN, ESQ.	ARTHUR C. DELIBERT, ESQ.
Legg Mason & Co., LLC	K&L Gates LLP
100 International Drive	1601 K Street, N.W.
Baltimore, Maryland 21202	Washington, D.C. 20006-1600
(Name and address of agent for service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to Rule 485(b)
☒	on April 30, 2014, pursuant to Rule 485(b)
☐	60 days after filing pursuant to Rule 485(a)(1)
☐	on, pursuant to Rule 485(a)(1)
☐	75 days after filing pursuant to Rule 485(a)(2)
☐	on, pursuant to Rule 485(a)(2)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Legg Mason Investment Trust

Contents of Registration Statement

This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Part A - Prospectus

Legg Mason Opportunity Trust – Class A, Class C, Class FI, Class R, Class R1, and Class I

Part B - Statement of Additional Information

Legg Mason Opportunity Trust - Class A, Class C, Class FI, Class R, Class R1, and Class I

Part C - Other Information

Signature Page

Exhibits

Prospectus     May 1, 2014

Share class (Symbol): A (LGOAX), C (LMOPX), FI (LMOFX), R (LMORX), R1 (—), I (LMNOX)

LEGG MASON

OPPORTUNITY TRUST

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime. The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks long-term growth of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 23 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 41 under the heading “Sales Charge Waivers and Reductions.”

The fund no longer offers Class R1 shares for purchase by new or existing investors.

Shareholder fees
(paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class R1	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	1.00	None	None	None	None
Small account fee[1]	$15	$15	None	None	None	None

Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class R1	Class I
Management fees	0.77	0.77	0.77	0.77	0.77	0.77
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.50	1.00	None
Other expenses	0.19	0.25	0.25	0.42	0.42[2]	0.16
Acquired fund fees and expenses	0.35	0.35	0.35	0.35	0.35	0.35
Total annual fund operating expenses[3]	1.56	2.37	1.62	2.04	2.54	1.28

[1]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[2]	“Other expenses” for Class R1 shares are based on estimated amounts for the current fiscal year. Actual expenses may differ from estimates.
[3]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights contained in this Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

–	You invest $10,000 in the fund for the time periods indicated

–	Your investment has a 5% return each year and the fund’s operating expenses remain the same

–	You reinvest all distributions and dividends without a sales charge

2	Legg Mason Opportunity Trust

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	725	1,040	1,377	2,326
Class C (with redemption at end of period)	340	739	1,265	2,706
Class C (without redemption at end of period)	240	739	1,265	2,706
Class FI (with or without redemption at end of period)	165	511	881	1,922
Class R (with or without redemption at end of period)	207	639	1,098	2,369
Class R1 (with or without redemption at end of period)	257	790	1,350	2,874
Class I (with or without redemption at end of period)	130	405	701	1,544

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal investment strategies

The fund normally invests in securities, derivatives and other financial instruments that, in the portfolio managers’ opinion, offer the opportunity for long-term growth of capital.

The portfolio managers exercise a flexible strategy in the selection of investments, not limited by investment style or asset class. The fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including: securities convertible into common stock; securities issued through private placements; preferred securities; warrants and rights; securities issued by investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, business development companies, private investment companies (including hedge funds and private equity funds), and foreign investment companies; securities issued by exchange-traded funds; securities issued by real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; currencies; derivative instruments including options, futures, forward contracts, swaps (including buying and selling credit default swaps), caps, floors, collars, indexed securities, currency related derivatives; commodity-linked derivatives; and other instruments, including repurchase agreements. Further, the fund may engage to a substantial degree in short sales of securities and other instruments. The fund may also borrow money for investment purposes, in amounts up to 10% of the fund’s net assets, a practice known as “leveraging.” Although the portfolio managers consider ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the fund, such securities may include investments rated below investment grade, commonly known as “junk” bonds, and unrated securities.

Principal risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The fund’s investment strategies and portfolio investments differ from those of many other mutual funds. The portfolio managers may devote a significant portion of the fund’s assets to pursuing an investment opportunity or strategy, including through the use of derivatives that create a form of investment leverage in the fund. This approach to investing may make the fund a more volatile investment than other mutual funds and cause the fund to perform less favorably than other mutual funds under similar market or economic conditions. The fund may take temporary defensive positions; in such a case, the fund will not be pursuing its principal investment strategies. The following is a summary description of certain risks of investing in the fund.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.

Legg Mason Opportunity Trust	3

Principal risks cont’d

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the manager, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Market sector risk. The fund may be significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more sensitive to developments affecting those companies, industries or sectors.

Financial services sector risk. The fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services sector, including the commercial banking and insurance industries, than a fund that does not focus its investments in the financial services sector. Economic downturns, credit losses and severe price competition, among other things, can negatively affect this sector. The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy. Financial services companies are also subject to extensive government regulation, including policy and legislative changes in the United States and other countries that are changing many aspects of financial regulation. Financial services companies will be particularly affected by these changes in regulation, and the impact of these changes on any individual company or on the sector as a whole may not be fully known for some time.

Portfolio selection risk. The value of your investment may decrease if the manager’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The value approach to investing involves the risk that stocks may remain undervalued. Although the fund will not concentrate its investments in any one industry or industry group, it may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

4	Legg Mason Opportunity Trust

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Commodities risk. Investing in commodity-linked instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the fund focuses its investments in a particular commodity, the fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments.

Segregated assets risk. In connection with certain transactions that may give rise to future payment obligations, including borrowings and many types of derivatives, the fund may be required to maintain a segregated amount of cash or liquid securities to cover the position. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. As a result, there is the possibility that segregation of a large percentage of the fund’s assets may, in some circumstances, limit the portfolio managers’ flexibility.

Convertible securities risk. Convertible securities are subject to market and interest rate risk and credit risk. The market price of the equity security underlying a convertible security may be volatile. When the market price decreases, the convertible security tends to trade on the basis of its yield and other fixed income characteristics, making the convertible security more susceptible to credit and interest rate risks. When the market price of such an equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk.

Legg Mason Opportunity Trust	5

Principal risks cont’d

REIT risk. The value of Real Estate Investment Trusts, or REITs, may be affected by the condition of the economy as a whole and changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments and property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses.

Privately placed securities risk. Investments in privately placed securities involve additional risks, including that the issuers of such securities are not typically subject to the same disclosure and other regulatory requirements and oversight to which public issuers are subject, there may be very little public information available about the issuers and they may have limited liquidity.

Warrants risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and therefore, are highly volatile and speculative investments.

Short positions risk. Short positions involve leverage and there is no limit on the amount of loss on a security that is sold short. The fund may suffer significant losses if assets that the fund sells short appreciate rather than depreciate in value. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the fund may be required to pay in connection with the short position.

Special risks of companies undergoing reorganization or restructuring. Investing in companies undergoing reorganization or restructuring involves special risks including that the transaction may not be completed on the terms or time frame contemplated (if at all), it may be difficult to obtain information on the financial condition of such companies, the issuer’s management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility.

Investment Company and ETF risk. Investing in securities issued by investment companies and exchange-traded funds (“ETFs”) involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The fund will indirectly bear its pro rata share of the fees and expenses incurred by any fund it invests in, including advisory fees, and will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. Investing in hedge funds and other privately offered funds involves the additional risks of limited liquidity and potentially significant volatility.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Funds of funds investments risk. The fund may be an investment option for other Legg Mason, Inc. (“Legg Mason”)-sponsored mutual funds that are managed as “funds of funds.” As a result, from time to time, the fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the fund’s investment in that issuer. The fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds”.

Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

These risks are discussed in more detail later in this Prospectus or in the SAI.

6	Legg Mason Opportunity Trust

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class C shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (ended 06/30/2009): 46.22     Worst Quarter (ended 12/31/2008): (41.36)

Average annual total returns (%)
(for periods ended December 31, 2013)

Class C	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	65.82	26.48	4.23
Return after taxes on distributions	65.43	26.42	3.88
Return after taxes on distributions and sale of fund shares	37.21	21.97	3.46

Other Classes (Return before taxes only)
Class A1	58.32	N/A	N/A	27.85	2/3/09
Class FI1	67.97	27.22	N/A	4.69	2/13/04
Class R1	67.18	26.90	N/A	1.67	12/28/06
Class I	68.45	27.86	5.35
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39	17.94	7.40

[1]

For the period February 3, 2009 (commencement of operations of Class A) to December 31, 2013, the period February 13, 2004 (commencement of operations of Class FI) to December 31, 2013 and the period December 28, 2006 (commencement of operations of Class R) to December 31, 2013, the average annual total return of the S&P 500 Index was 20.07%, 7.14% and 6.05%, respectively.

The after-tax returns are shown only for Class C shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class C will vary from returns shown for Class C. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Legg Mason Opportunity Trust	7

Management

Investment manager: LMM LLC

Portfolio managers: Bill Miller, CFA, has been the fund’s Portfolio Manager since inception and Co-Portfolio Manager since 2014.

Samantha McLemore has been the fund’s Co-Portfolio Manager since May 2014 and was the fund’s Assistant Portfolio Manager 2008-April 2014.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class R	Class R1[1]	Class I
General	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None*
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None*
IRAs	250/50	250/50	N/A	N/A	N/A	1 million/None*
SIMPLE IRAs	None/None	None/None	N/A	N/A	N/A	1 million/None*
Systematic Investment Plans	50/50	50/50	N/A	N/A	N/A	1 million/None*
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None	N/A	None/None
Eligible Investment Programs	None/None	N/A	None/None	None/None	N/A	None/None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	None/None	None/None	None/None	N/A	None/None
Other Retirement Plans	None/None	None/None	N/A	N/A	N/A	1 million/None*
Institutional Investors	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None

[1]	Class R1 shares are closed to all new purchases and incoming exchanges.
*	Available to investors investing directly with the fund.

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926 or by mail at Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gain.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your financial intermediary’s or salesperson’s website for more information.

8	Legg Mason Opportunity Trust

More on the fund’s investment strategies, investments and risks

Legg Mason Opportunity Trust was known as Legg Mason Capital Management Opportunity Trust prior to on or about May 10, 2013.

The fund’s investment objective is long-term growth of capital.

The fund is designed for long-term investors.

The fund’s investment strategies may be changed without shareholder approval. The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

Equity investments

Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts (“REITs”). Convertible securities may be purchased to gain additional exposure to a company or for their income or other features.

Short sales

The fund may engage in short sales to the extent permitted by applicable law. A short sale is a transaction in which the fund sells a security it does not own, typically in anticipation of a decline in the market price of that security. To effect a short sale, the fund arranges through a broker to borrow the security it does not own to be delivered to a buyer of such security. In borrowing the security to be delivered to the buyer, the fund will become obligated to replace the security borrowed at the time of replacement, regardless of the market price at that time. A short sale results in a gain when the price of the securities sold short declines between the date of the short sale and the date on which a security is purchased to replace the borrowed security. Conversely, a short sale will result in a loss if the price of the security sold short increases. Short selling is a technique that may be considered speculative and involves risk beyond the amount of money used to secure each transaction.

When the fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the fund’s obligation to cover the short position. The fund may use securities it owns to meet any such collateral obligations. Generally, the fund may not keep, and must return to the lender, any dividends or interest that accrue on the borrowed security during the period of the loan. Depending on the arrangements with a broker or a custodian, the fund may or may not receive any payments (including interest) on collateral it designates as security for the broker.

In addition, until the fund closes its short position or replaces the borrowed security, the fund, consistent with the Investment Company Act of 1940, as amended, will designate liquid assets it owns (other than short sale proceeds) as segregated assets in an amount at least equal to its obligation to purchase the securities sold short. The amount segregated in this manner will be increased or decreased each business day (following a “mark to market” procedure) in an amount equal to the changes in the market value of the fund’s obligation to purchase the security sold short. This may limit the fund’s investment flexibility as well as its ability to meet redemption requests or other current obligations.

In response to certain market conditions, regulatory authorities in various countries, including the United States, may from time to time enact temporary rules prohibiting short sales of certain securities. The length of the bans and type of securities covered vary from country to country. Investors should be aware that prohibitions on effecting short sales may apply to the fund, and while the prohibitions remain in effect, they may prevent the fund from fully implementing its investment strategies.

Derivatives and hedging techniques

Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. The fund may engage in a variety of transactions using derivatives, such as forwards, futures, structured notes, swaps (including credit default swaps), caps, floors and collars. Derivatives may be used by the fund for any of the following purposes:

–	As a means to generate income

–	As a hedging technique in an attempt to manage risk in the fund’s portfolio

–	As a substitute for buying or selling securities

–	As a means of enhancing returns

–	As a cash flow management technique

–	To manage its exposure to foreign securities

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indexes or currencies. When the fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the fund’s

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More on the fund’s investment strategies, investments and risks cont’d exposure to loss. The fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Should the fund invest in derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account the market value of the fund’s derivative positions that are intended to reduce or create exposure to the applicable category of investments.

The fund’s manager may choose not to make use of derivatives.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Corporate debt

Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non-governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or foreign companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

High yield securities

The fund may invest a portion of its assets in high yield securities (“junk bonds”).

Loans

The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which the fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure or are secured with collateral. In addition, loans are generally subject to liquidity risk. The fund may acquire an interest in loans by purchasing participations in and/or assignments of portions of loans from third parties or by investing in pools of loans, such as collateralized debt obligations as further described under “Mortgage-backed and asset-backed securities.”

Government securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities.

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Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Sovereign debt

The fund may invest in sovereign debt, including emerging market sovereign debt. Sovereign debt securities may include:

–	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and their political subdivisions

–	Fixed income securities issued by government-owned, controlled or sponsored entities

–	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers

–	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness

–	Participations in loans between governments and financial institutions

–

Fixed income securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development

Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

Mortgage-backed and asset-backed securities

Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Unlike mortgage-backed securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are a type of mortgage-backed security. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but may also be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Collateralized debt obligations (“CDOs”) are a type of asset-backed security. CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust or other special purpose entity which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may also include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Like CMOs, CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. These tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

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More on the fund’s investment strategies, investments and risks cont’d

Foreign and emerging market securities

The fund may invest its assets in securities of foreign issuers, including mortgage-backed securities and asset-backed securities issued by foreign entities. The value of the fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers. The fund may invest in foreign securities issued by issuers located in emerging market countries. To the extent the fund invests in these securities, the risks associated with investments in foreign issuers will generally be more pronounced.

Preferred stock and convertible securities

The fund may invest in preferred stock and convertible securities. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Closed-end investment companies and business development companies (“BDCs”)

The fund may invest up to 10% of its assets in closed-end investment companies, including BDCs. BDCs are a type of closed-end investment company that typically invest in and lend to small- and medium-sized private and certain public companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as health care, chemical and manufacturing, technology and service companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Closed-end investment companies and BDCs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code, and often offer a yield advantage over other types of securities. The fund will indirectly bear its proportionate share of any management fees and other expenses, and of any performance based or incentive fees, charged by the closed-end investment companies and BDCs in which it invests, in addition to the expenses paid by the fund.

Securities of other investment companies

The fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”). The return on investments in other registered investment companies will be reduced by the operating expenses, including investment advisory expenses, of such companies, and by any sales loads or other distribution and/or service fees or charges incurred in purchasing or selling shares of such companies, in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

Short-term investments

The fund may invest in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Structured notes and indexed securities

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Non-U.S. currency transactions

The fund may engage in non-U.S. currency exchange transactions in an effort to protect against uncertainty in the level of future exchange rates or to enhance returns based on expected changes in exchange rates. Non-U.S. currency exchange transactions may take the form of options, futures,

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options on futures, swaps, warrants, structured notes, forwards or spot (cash) transactions. The value of these non-U.S. currency transactions depends on, and will vary based on fluctuations in, the value of the underlying currency relative to the U.S. dollar.

Cash management

The fund may hold cash pending investment, and may invest in money market instruments and may enter into repurchase agreements and reverse repurchase agreements for cash management purposes. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the manager has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Fund of funds investments

The fund may be an investment option for other Legg Mason-managed mutual funds that are managed as a “fund of funds.”

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

More on risks of investing in the fund

In General. There is no assurance that the fund will meet its investment objective; investors could lose money by investing in the fund.

The fund’s flexible investment strategy may make it difficult for an investor to evaluate the future risk profile of an investment in the fund because of the portfolio managers’ ability to significantly change the composition of the fund’s investments. The fund is subject to the risk that poor security selection will cause the fund to underperform its benchmark or other funds with similar objectives.

Additionally, the fund’s use of specialized investment strategies such as short sales, options, futures, other derivatives, investment in privately placed securities, and borrowing for investment purposes creates additional risks not found in mutual funds that do not engage in these strategies. The fund’s portfolio managers have broad discretion to allocate substantial amounts of the fund’s assets to these specialized investment strategies, the risks of which are set forth in the Principal Risks section. Therefore the fund’s exposure to these risks may be substantial.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline.

Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

The fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities (that is, securities rated below the Baa/BBB categories or unrated securities of comparable quality), or “junk bonds”. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities.

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These securities are considered speculative, tend to be less liquid and are more difficult to value than higher rated securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities may be in default or in danger of default as to principal and interest. Unrated securities of comparable quality share these risks.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Market sector risk. The fund may be significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more sensitive to developments affecting those companies, industries or sectors.

Financial services sector risk. The fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services sector, including the commercial banking and insurance industries, than a fund that does not focus its investments in the financial services sector. Economic downturns, credit losses and severe price competition, among other things, can negatively affect this sector. The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy. Financial services companies are also subject to extensive government regulation, including policy and legislative changes in the United States and other countries that are changing many aspects of financial regulation. Financial services companies will be particularly affected by these changes in regulation, and the impact of these changes on any individual company or on the sector as a whole may not be fully known for some time.

Portfolio selection risk. The value of your investment may decrease if the manager’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect.

Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.

The value approach to investing involves the risk that value stocks may remain undervalued. Although the fund will not concentrate its investments in any one industry or industry group, it may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

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Mortgage-backed and asset-backed securities risk. Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

In response to the financial crisis that began in 2008, the Federal Reserve has attempted to keep mortgage rates low by acting as a buyer of mortgage-backed assets. It is anticipated that this support will end, and mortgage rates may rise and prices of mortgage-backed securities may fall when that happens. To the extent the fund’s assets are invested in mortgage-backed securities, returns to fund investors may decline.

Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Foreign investments and emerging market risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The value of the fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so.

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More on the fund’s investment strategies, investments and risks cont’d

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivatives themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase fund volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

16	Legg Mason Opportunity Trust

Commodities risk. Investing in commodity-linked instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Segregated assets risk. In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, the fund may be required to maintain a segregated amount of cash or liquid securities to cover the position. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. As a result, there is the possibility that segregation of a large percentage of the fund’s assets may, in some circumstances, limit the portfolio managers’ flexibility.

Convertible securities risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is usually a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

REIT risk. The fund may invest in pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests, called real estate investment trusts or REITs. Investments in real estate-related securities (including REITs) expose the fund to risks similar to investing directly in real estate. The value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments and changes in property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. In addition, the values of REITs are affected by the condition of the economy as a whole, which affects the occupancy rates of various types of real estate (e.g., offices, shopping centers and hotels). The values of many REITs have fallen as a result of recent economic conditions, and may suffer further decline, or a prolonged period of little increase, as a result of poor economic conditions and resulting low occupancies and high foreclosure rates. Turmoil affecting foreclosures can prolong the depression of real estate prices.

Privately placed securities risk. Investments in privately placed securities involve a high degree of risk. The issuers of privately placed securities are not typically subject to the same regulatory requirements and oversight to which public issuers are subject, and there may be very little public information available about the issuers and their performance. In addition, because the fund’s ability to sell these securities may be significantly restricted, they may be deemed illiquid and it may be more difficult for the fund to sell them at an advantageous price and time. Because there is generally no ready public market for these securities, they may also be difficult to value and the fund may need to determine a fair value for these holdings under policies approved by the Board.

Warrants risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and therefore are highly volatile and speculative investments. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant held by the fund is not exercised by the date of its expiration, the fund would lose the entire purchase price of the warrant.

Short positions risk. Short positions involve leverage and there is no limit on the amount of loss on a security that is sold short. The fund may suffer significant losses if assets that the fund sells short appreciate rather than depreciate in value. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the fund may be required to pay in connection with the short sale.

Special risks of companies undergoing reorganization or restructuring. A reorganization or other restructuring pending at the time the fund invests in a security may not be completed on the terms or within the time frame contemplated (if at all), resulting in losses to the fund. Reorganizations and restructurings that result from actual or potential bankruptcies carry additional risk and the securities of companies involved in these types of activities are generally more likely to lose value than the securities of more financially stable companies. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers, the possibility that the issuer’s management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility. These occurrences may have more serious consequences for an issuer undergoing reorganization or restructuring than for other issuers.

Legg Mason Opportunity Trust	17

More on the fund’s investment strategies, investments and risks cont’d

Investment company and ETF risk. Investing in securities issued by investment companies (including unit investment trusts) and exchange-traded funds (“ETFs”) involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an ETF is expected to closely track the actual net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations.

ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities. Some commodity ETFs also invest in commodity futures, which can lose money even when commodity prices are rising.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value.

Recent market events risk. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. Some events that have contributed to ongoing and systemic market risks include: the falling values of some sovereign debt and related investments, scarcity of credit and high public debt.

Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the United States, Europe and elsewhere. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult for the manager, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Funds of funds investments risk. The fund may be an investment option for other Legg Mason-sponsored mutual funds that are managed as “funds of funds.” As a result, from time to time, the fund may experience relatively large redemptions or investments due to rebalancings of a fund of funds’ portfolio. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. The portfolio managers may take such actions as they deem appropriate to minimize any adverse impact, considering the potential benefits of such investments to the fund and consistent with their obligations to the fund.

18	Legg Mason Opportunity Trust

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

Legg Mason Opportunity Trust	19

More on fund management

LMM LLC (“LMM” or the “manager”) is the fund’s investment manager. LMM, with offices at 100 International Drive, Baltimore, Maryland 21202, also serves as the investment manager of another Legg Mason-sponsored fund, other pooled assets, and separate accounts. LMM provides investment advisory, management, and certain oversight services to the fund. As of December 31, 2013, LMM’s total assets under management were approximately $2.2 billion.

LMM has delegated certain administrative responsibilities to Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “administrator”). LMPFA, located at 620 Eighth Avenue, New York, New York 10018, provides certain administrative services to the fund.

LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005.

LMPFA is a wholly-owned subsidiary of Legg Mason. LMM is also an affiliate of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2013, Legg Mason’s asset management operations had aggregate assets under management of approximately $679.5 billion.

Portfolio managers

Bill Miller, CFA, is the Co-Portfolio Manager and has been responsible for the day-to-day management of the fund since its inception. Mr. Miller has been employed by one or more subsidiaries of Legg Mason since 1981. He currently serves as Managing Member of LMM, the investment manager for the fund.

Samantha McLemore, CFA, has been the Co-Portfolio Manager for the fund since May 2014. Ms. McLemore was Assistant Portfolio Manager for the fund 2008-April 2014. Ms. McLemore currently serves as a portfolio manager for LMM and she has been employed by one or more subsidiaries of Legg Mason since 2002. Ms. McLemore has also spent the majority of her time since 2002 as a portfolio analyst for the fund.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 1.00% of assets up to and including $100 million and 0.75% of assets over $100 million.

For the fiscal year ended December 31, 2013, the fund paid LMM an effective management fee of 0.77% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement investment advisory agreement is available in the fund’s Annual Report for the year ended December 31, 2013.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 1.00% for Class C shares; up to 0.25% for Class FI shares; up to 0.50% for Class R shares and up to 1.00% for Class R1 shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to distribution and service fees and sales charges, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

20	Legg Mason Opportunity Trust

Choosing a class of shares to buy

Individual investors can generally purchase Class A and Class C shares. Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors — eligible investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

–	How much you plan to invest

–	How long you expect to own the shares

–	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

–	Whether you qualify for any reduction or waiver of sales charges

–	Availability of share classes

When choosing between Class A and Class C shares, keep in mind that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.

Class R1 shares are closed to all new purchases and incoming exchanges.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

–

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

–	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

–	The front-end sales charges that apply to the purchase of Class A shares

–	The contingent deferred sales charges that apply to the redemption of Class C shares, as well as certain Class A shares

–	Who qualifies for lower sales charges on Class A shares

–	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Legg Mason Opportunity Trust	21

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should also review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI, Class R, Class R1 or Class I shares or, if you plan to purchase shares through the fund, contact the fund. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	– Initial sales charge – You may qualify for reduction or waiver of initial sales charge – Generally lower annual expenses than Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the distributor
Class C	– No initial sales charge – Contingent deferred sales charge for only 1 year – Does not convert to Class A – Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	– No initial or contingent deferred sales charge – Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class R

–  No initial or contingent deferred sales charge

–  Only offered to Retirement Plans with omnibus accounts held on the books of the fund, Clients of Eligible Financial Intermediaries and Eligible Investment Programs

		None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor
Class R1	– Closed to all new purchases and incoming exchanges	None	None	1.00% of average daily net assets	N/A
Class I	– No initial or contingent deferred sales charge – Only offered to institutional and other eligible investors – Generally lower annual expenses than the other classes	None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent or the fund about the funds available for exchange.

22	Legg Mason Opportunity Trust

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate if the size of your investment equals or exceeds certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent (“broker/dealer commission”). For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment ($)	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

–	you or

–	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Legg Mason Opportunity Trust	23

Sales charges cont’d

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

–	you or

–	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

–	Employees of Service Agents

–	Investors who redeemed at least the same amount of Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

–	Directors and officers of any Legg Mason-sponsored fund

–	Employees of Legg Mason and its subsidiaries

–	Investors investing through certain retirement plans

–	Investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products and click on the name of the fund in the dropdown menu.

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents currently receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them.

Class R shares

You buy Class R shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

24	Legg Mason Opportunity Trust

Service Agents currently receive an annual distribution and/or service fee of up to 0.50% of the average daily net assets represented by Class R shares serviced by them.

Class R1 shares

Class R1 shares are closed to all new purchases and incoming exchanges.

Service Agents receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class R1 shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Class I shares are not subject to any distribution and/or service fees.

Legg Mason Opportunity Trust	25

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

–	When you exchange shares for shares of the same share class of another fund sold by the distributor

–	On shares representing reinvested distributions and dividends

–	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund sold by the distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

–	On payments made through certain systematic withdrawal plans

–	On certain distributions from a Retirement Plan

–	For Retirement Plans with omnibus accounts held on the books of the fund

–	For involuntary redemptions of small account balances

–	For 12 months following the death or disability of a shareholder

To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products and click on the name of the fund in the dropdown menu.

26	Legg Mason Opportunity Trust

Retirement and Institutional Investors — eligible investors

Retirement Plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. “Retirement Plans” do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the fund can generally invest in Class A, Class C, Class FI, Class R, Class R1 and Class I shares.

Investors who rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform may hold, purchase and exchange shares of the fund to the same extent as the applicable Retirement Plan.

Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Other Retirement Plans

“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

“Other Retirement Plans” do not include arrangements whereby an investor would rollover fund shares from a Retirement Plan into an individual retirement account administered on the same retirement plan platform. Such arrangements are deemed to be “Retirement Plans” and are subject to the rights and privileges described under “Retirement and Institutional Investors — eligible investors — Retirement Plans.”

Other Retirement Plan investors can generally invest in Class A, Class C, and Class I shares. Individual retirement vehicles may also choose between these share classes.

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class R or Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The financial intermediary may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class R and Class I shares. Class I shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class A shares — Retirement Plans

Retirement Plans may buy Class A shares . Under certain programs for current and prospective Retirement Plan investors sponsored by financial intermediaries, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

–	Such Retirement Plan’s recordkeeper offers only load-waived shares

–	Fund shares are held on the books of the fund through an omnibus account, and

–	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million

Legg Mason Opportunity Trust	27

Retirement and Institutional Investors — eligible investors cont’d

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 0.75% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class C shares — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries and Retirement Plans.

Class R shares

Class R shares are offered only to Retirement Plans with omnibus accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary), to Clients of Eligible Financial Intermediaries and through Eligible Investment Programs.

Class R1 shares

Class R1 shares are closed to all new purchases and incoming exchanges.

Class I shares

Class I shares are offered only to Institutional Investors and individual investors (investing directly with the fund) who meet the $1,000,000 minimum initial investment requirement, Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

28	Legg Mason Opportunity Trust

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

–   Name of fund being bought

–   Class of shares being bought

–   Dollar amount or number of shares being bought

–   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another Legg Mason fund or (iv) certain money market funds, in order to buy shares on a regular basis.

–   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

–   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

–   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

For more information, please contact your Service Agent or the fund, or consult the SAI.

Additional information about purchases

Certain Service Agents may have agreements to purchase shares of the fund with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the Service Agent could be held liable for resulting fees or losses. If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Account registration changes

Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions––Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to:

Legg Mason Funds

P.O. Box 55214

Boston, MA 02205-8504

Legg Mason Opportunity Trust	29

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their financial intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I shares of the same fund under certain limited circumstances. Please refer to the section of this prospectus titled “Retirement and Institutional Investors — eligible investors” or contact your financial intermediary for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes, unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your exchange request in good order.

–   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

–   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

–   Exchanges may be made only between accounts that have identical registrations

–   Not all funds offer all classes

–   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the Prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

–   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

–   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

–   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

–   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

–   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.
By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

–   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

–   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

30	Legg Mason Opportunity Trust

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

–   The fund name, the class of shares being redeemed and your account number

–   The dollar amount or number of shares being redeemed

–   Signature of each owner exactly as the account is registered

–   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

–   Name of fund being redeemed

–   Class of shares being redeemed

–   The dollar amount or number of shares being redeemed

–   Account number

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50. Ordinarily, you should not purchase additional shares of the fund when you are a participant in the plan, because there are tax disadvantages with such purchases and withdrawals.

The following conditions apply:

–   Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

–   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

–   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

Legg Mason Opportunity Trust	31

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

–	Name of the fund

–	Your account number

–	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

–	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

–	Dollar amount or number of shares being bought, exchanged or redeemed plus any applicable service charge

–	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with the distributor or its affiliates.

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

–	Suspend the offering of shares permanently or for a period of time

–	Waive or change minimum initial and additional investment amounts

–	Reject any purchase or exchange order

–	Change, revoke or suspend the exchange privilege

–	Suspend telephone transactions

–	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

–

Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

–

Delay sending out redemption proceeds for up to seven days if, in the judgment of the manager, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

–	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Medallion signature guarantees

To be in good order, your redemption request must include a Medallion signature guarantee if you:

–	Are redeeming shares and sending the proceeds to an address or bank not currently on file

–	Changed your account registration or your address within 30 days

–	Want the check paid to someone other than the account owner(s)

–	Are transferring the redemption proceeds to an account with a different registration

A Medallion signature guarantee may also be required if you:

–	Are making changes to the account registration after the account has been opened; and

–	Are transferring shares to an account in another Legg Mason fund with a different account registration

32	Legg Mason Opportunity Trust

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public. The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below, depending on whether the account is held directly with the fund or through a Service Agent.

Direct Accounts

Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records. To offset the relatively higher impact on fund expenses of servicing smaller direct accounts, if your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly on the last business day of the quarter (with an annual maximum of $15.00 per account). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. The small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 15 months. Payment of the small account fee through a redemption of fund shares also may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on: (i) Retirement Plans (but will be charged on Other Retirement Plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class R, Class R1, Class I and Class IS shares. Please see “Retirement and Institutional Investors — eligible investors” for a further description of Retirement Plans.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts at other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

Non-Direct Accounts

“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Service Agent and the fund. Such accounts are not subject to the small account fee that may be charged to direct accounts.

The fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

All Accounts

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for small non-direct accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Legg Mason Opportunity Trust	33

Other things to know about transactions cont’d

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, the managers believe that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

34	Legg Mason Opportunity Trust

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Confirmations and account statements

If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First® Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the fund transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

Legg Mason Opportunity Trust	35

Dividends, other distributions and taxes

Dividends and other distributions

The fund generally pays dividends and distributes capital gain, if any, once in December and at such other times as are necessary. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

Effective on or about August 1, 2014, if you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

–	You have a minimum account balance of $10,000 in the fund and

–	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether received in cash or reinvested in additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year
Dividends of investment income and distributions of net short-term capital gain	Ordinary income, or in certain cases qualified dividend income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions attributable to short-term capital gains are taxable to you as ordinary income. Distributions attributable to qualified dividend income received by the fund, if any, may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

36	Legg Mason Opportunity Trust

A Medicare contribution tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Legg Mason Opportunity Trust	37

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

–

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

–

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

–

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

–

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

–

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

38	Legg Mason Opportunity Trust

Financial highlights

The financial highlights table is intended to help you understand the performance of each class for the past five years, unless otherwise noted. Class R1 shares of the fund had not begun operations as of the end of the fiscal year and therefore have no financial highlights to report. The returns for Class R1 shares will differ from those of other classes to the extent that their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Unless otherwise noted, this information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The fund’s annual report is available upon request by calling toll-free 1-877-721-1926.

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2013	2012	2011[2]	2010[2]	2009[2,3]
Net asset value, beginning of year	$10.27	$7.30	$11.18	$9.52	$4.89
Income (loss) from operations:
Net investment income (loss)	0.07	0.10	0.06	(0.02)	0.01
Net realized and unrealized gain (loss)	6.89	2.87	(3.89)	1.68	4.62
Total income (loss) from operations	6.96	2.97	(3.83)	1.66	4.63
Less distributions from:
Net investment income	(0.17)	—	(0.05)	—	—
Total distributions	(0.17)	—	(0.05)	—	—
Net asset value, end of year	$17.06	$10.27	$7.30	$11.18	$9.52
Total return[4]	68.03%	40.68%	(34.40)%	17.44%	94.68%
Net assets, end of year (000s)	$130,470	$47,770	$39,312	$95,232	$85,327
Ratios to average net assets:
Gross expenses[5]	1.21%	1.31%	1.34%	1.31%	1.41%[6]
Net expenses[5,7]	1.21	1.31	1.34	1.31	1.41 [6]
Net investment income (loss)	0.48	1.13	0.61	(0.20)	0.14 [6]
Portfolio turnover rate	17%	35%	33%	29%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

Legg Mason Opportunity Trust	39

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1,2]	2013	2012	2011[3]	2010[3]	2009[3]
Net asset value, beginning of year	$10.01	$7.17	$11.02	$9.45	$5.16
Income (loss) from operations:
Net investment income (loss)	(0.04)	0.03	(0.01)	(0.10)	(0.03)
Net realized and unrealized gain (loss)	6.71	2.81	(3.84)	1.67	4.32
Total income (loss) from operations	6.67	2.84	(3.85)	1.57	4.29
Less distributions from:
Net investment income	(0.07)	—	—	—	—
Total distributions	(0.07)	—	—	—	—
Net asset value, end of year	$16.61	$10.01	$7.17	$11.02	$9.45
Total return[4]	66.82%	39.61%	(34.94)%	16.61%	83.14%
Net assets, end of year (000s)	$893,441	$623,338	$596,963	$1,357,924	$1,423,839
Ratios to average net assets:
Gross expenses[5]	2.02%	2.08%	2.12%	2.08%	2.05%
Net expenses[5,6]	2.02	2.08	2.12	2.08	2.05
Net investment income (loss)	(0.33)	0.34	(0.15)	(0.97)	(0.41)
Portfolio turnover rate	17%	35%	33%	29%	25%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

40	Legg Mason Opportunity Trust

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1,2]	2013	2012	2011[3]	2010[3]	2009[3]
Net asset value, beginning of year	$10.62	$7.55	$11.56	$9.86	$5.37
Income (loss) from operations:
Net investment income (loss)	0.06	0.11	0.06	(0.04)	0.01
Net realized and unrealized gain (loss)	7.13	2.96	(4.03)	1.74	4.48
Total income (loss) from operations	7.19	3.07	(3.97)	1.70	4.49
Less distributions from:
Net investment income	(0.18)	—	(0.04)	—	—
Total distributions	(0.18)	—	(0.04)	—	—
Net asset value, end of year	$17.63	$10.62	$7.55	$11.56	$9.86
Total return[4]	67.97%	40.66%	(34.47)%	17.24%	83.61%
Net assets, end of year (000s)	$105,824	$40,860	$10,953	$23,527	$32,355
Ratios to average net assets:
Gross expenses[5]	1.27%	1.40%	1.39%	1.46%	2.37%
Net expenses[5,6]	1.27	1.40	1.39	1.46	1.59 [7]
Net investment income (loss)	0.45	1.19	0.55	(0.36)	0.07
Portfolio turnover rate	17%	35%	33%	29%	25%

[1]	On October 5, 2009, Financial Intermediary shares were renamed as Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

Legg Mason Opportunity Trust	41

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class R Shares[1]	2013	2012	2011[2]	2010[2]	2009[2]
Net asset value, beginning of year	$10.48	$7.48	$11.47	$9.80	$5.33
Income (loss) from operations:
Net investment income (loss)	0.00 *	0.06	0.02	(0.06)	(0.01)
Net realized and unrealized gain (loss)	7.01	2.94	(4.00)	1.73	4.48
Total income (loss) from operations	7.01	3.00	(3.98)	1.67	4.47
Less distributions from:
Net investment income	(0.12)	—	(0.01)	—	—
Total distributions	(0.12)	—	(0.01)	—	—
Net asset value, end of year	$17.37	$10.48	$7.48	$11.47	$9.80
Total return[3]	67.18%	40.11%	(34.71)%	17.04%	83.86%
Net assets, end of year (000s)	$6,041	$3,280	$3,948	$16,682	$15,249
Ratios to average net assets:
Gross expenses[4]	1.69%	1.75%	1.74%	1.67%	1.71%
Net expenses[4,5]	1.69	1.75	1.74	1.67	1.71
Net investment income (loss)	0.02	0.68	0.16	(0.56)	(0.08)
Portfolio turnover rate	17%	35%	33%	29%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

*	Amount represents less than $0.01 per share.

42	Legg Mason Opportunity Trust

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1,2]	2013	2012	2011[3]	2010[3]	2009[3]
Net asset value, beginning of year	$11.01	$7.80	$11.94	$10.14	$5.47
Income (loss) from operations:
Net investment income	0.11	0.14	0.10	0.01	0.05
Net realized and unrealized gain (loss)	7.38	3.07	(4.15)	1.79	4.62
Total income (loss) from operations	7.49	3.21	(4.05)	1.80	4.67
Less distributions from:
Net investment income	(0.19)	—	(0.09)	—	—
Total distributions	(0.19)	—	(0.09)	—	—
Net asset value, end of year	$18.31	$11.01	$7.80	$11.94	$10.14
Total return[4]	68.45%	41.15%	(34.15)%	17.75%	85.37%
Net assets, end of year (000s)	$737,849	$282,860	$219,857	$460,623	$407,109
Ratios to average net assets:
Gross expenses[5]	0.93%	1.01%	0.99%	1.01%	0.99%
Net expenses[5,6]	0.93	1.01	0.99	1.01	0.99
Net investment income	0.75	1.44	0.98	0.12	0.63
Portfolio turnover rate	17%	35%	33%	29%	25%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

Legg Mason Opportunity Trust	43

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

–	Personal information included on applications or other forms;

–	Account balances, transactions, and mutual fund holdings and positions;

–	Online account access user IDs, passwords, security challenge question responses; and

–	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

–	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

–

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

–	The Funds’ representatives such as legal counsel, accountants and auditors; and

–	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Legg Mason

Opportunity Trust

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-22670)

LMF-077ST 05/14

May 1, 2014

LEGG MASON INVESTMENT TRUST

Legg Mason Opportunity Trust

Class	Ticker Symbol
A	LGOAX
C	LMOPX
FI	LMOFX
R	LMORX
R1	—
I	LMNOX

100 International Drive

Baltimore, Maryland 21202

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the current Prospectus of Legg Mason Opportunity Trust (the “fund”), dated May 1, 2014, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

The fund is a separate series of Legg Mason Investment Trust (the “Trust”), a Maryland statutory trust. The Trust is an open-end management investment company. The Trust currently consists of one professionally managed investment portfolio. This SAI relates only to the fund.

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund (each called a “Service Agent”), by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling 1-877-721-1926, by sending an e-mail request to prospectus@leggmason.com or by visiting the fund’s website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

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Description of the Fund

Legg Mason Investment Trust (the “Trust”) is an open-end management investment company that was established on February 23, 2012. On April 30, 2012, Legg Mason Capital Management Opportunity Trust (“Opportunity Trust” or the “fund”) was redomiciled as a separate series of the Trust. As a result, the fund is now a diversified series of the Trust, a Maryland statutory trust. Prior to April 30, 2012, the fund was a series of Legg Mason Investment Trust, Inc. (“Corporation”) which was an open-end management investment company established as a Maryland corporation on October 8, 1999. Effective October 5, 2009, the Board of Directors of the Corporation changed the fund’s name from Legg Mason Opportunity Trust to Legg Mason Capital Management Opportunity Trust. Effective on or about May 10, 2013, the Trust’s Board of Trustees (“the Board”) changed the fund’s name from Legg Mason Capital Management Opportunity Trust to Legg Mason Opportunity Trust.

Fund Policies

The following information supplements the information concerning the fund’s investment objective, policies and limitations found in the Prospectus.

The fund’s investment objective is to seek long-term growth of capital. This investment objective is non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders.

The fund has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.

1.	Borrowing: The fund may not borrow money, except (1) in an amount not exceeding 33 1/3% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2.	Underwriting: The fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended (“1940 Act”), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”);

3.	Loans: The fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4.	Senior Securities: The fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5.	Real Estate: The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6.	Commodities: The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7.	Concentration: The fund may not make any investment if, as a result, the fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund’s investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. The fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. In addition, the SEC staff has said it will not raise senior security concerns with respect to the obligations created by certain derivatives and other instruments if the fund segregates assets sufficient to cover those obligations or otherwise offsets them. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Although not a part of the fund’s fundamental investment limitation on concentration, it is the current position of the SEC staff that a fund’s investments are concentrated in an industry when 25% or more of the fund’s net assets are invested in issuers whose principal business is in that industry.

The foregoing fundamental investment limitations may be changed only by “the vote of a majority of the outstanding voting securities” of the fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

Unless otherwise stated, the fund’s investment policies and limitations are non-fundamental and may be changed by the Board without shareholder approval. The following are some of the non-fundamental investment limitations that the fund currently observes:

1.	Borrowing: The fund may not borrow money for investment purposes except from banks in an amount not exceeding 10% of the fund’s net assets. The fund may not borrow money from a non-bank except for temporary borrowings, including borrowings to facilitate shareholder redemptions, in an amount not exceeding 5% of the fund’s total assets. Temporary borrowings are not considered to be for investment purposes and are not subject to the fund’s 10% limitation. Compliance with these percentage limits is measured as of the time of the borrowing.

2.	Illiquid Securities: The fund may not invest more than 15% of its net assets in illiquid securities.

3.	Short Sales: The fund may not make short sales of securities or maintain a short position if, when added together, more than 100% of the value of the fund’s net assets would be (a) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (b) allocated to segregated accounts. Short sales “against the box” are not subject to this limitation.

4.	Margin Purchases: The fund may not buy securities on “margin,” except for short-term credits necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with the use of futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; nothing in this limitation is intended to limit the extent to which the fund may utilize bank borrowings for investment purposes.

5.	Investment Companies: The fund has adopted a non-fundamental investment policy prohibiting it from investing in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets; or (ii) purchasing the securities of registered closed-end investment companies, to the extent permissible under Section 12(d)(1)(G) of the 1940 Act.

The fund is diversified under the 1940 Act. Although not a part of the fund’s fundamental investment limitations, the 1940 Act states that a portfolio is diversified if it invests at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities limited in respect of any one issuer to (1) no more than 5% of the value of the portfolio’s total assets and (2) no more than 10% of the outstanding voting securities of such issuer. The fund may change to non-diversified status only with the approval of the fund’s shareholders. Under the 1940 Act, such approval requires the affirmative vote (a) of 67% or more of the voting securities present at an annual or special meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Prospectus or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the relevant parameters will not be considered to be outside the limitation. An investment will be deemed to have been made at the time the fund enters into a binding commitment to complete the investment. The fund will monitor the level of borrowing in its portfolio and will make necessary adjustments to maintain the required asset coverage. If, due to subsequent fluctuations in value or any other reasons, the value of the fund’s illiquid securities exceeds the percentage limitation applicable at the time of acquisition, the fund will consider what actions, if any, are necessary to maintain adequate liquidity.

Investment Strategies and Risks

The fund may employ several investment strategies, including the following:

Illiquid Investments and Restricted Securities

The fund may invest up to 15% of its net assets in illiquid investments. For this purpose, “illiquid investments” are those that cannot be sold or otherwise disposed of within seven days for approximately the price at which the fund values the security. Illiquid investments may include repurchase agreements with terms of greater than seven days, restricted securities other than those the adviser has determined are liquid pursuant to guidelines established by the Board and securities involved in swap, cap, floor and collar transactions, and over-the-counter (“OTC”) options and their underlying collateral. Due to the absence of an active trading market, the fund may have difficulty valuing or disposing of illiquid investments promptly. Judgment plays a greater role in valuing illiquid investments than those for which a more active market exists.

Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the 1933 Act or pursuant to an exemption from registration, such as Rule 144 or Rule 144A under the 1933 Act. The fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective.

SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The adviser to the fund, acting pursuant to guidelines established by the Board, may determine that certain restricted securities qualified for trading on this market are liquid. If qualified institutional investors become uninterested in this market for a time, restricted securities in the fund’s portfolio may adversely affect the fund’s liquidity.

The assets used as cover for OTC options written by the fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Senior Securities

The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. The fund may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the fund. The fund’s non-bank borrowings for temporary purposes only, in an amount not exceeding 5% of the value of the total assets of the fund at the time the borrowing is made, are not deemed to be an issuance of a senior security. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays).

The fund may utilize various investment techniques that may give rise to an obligation of the fund to make a future payment. The SEC has stated it would not raise senior security concerns with regard to certain such investments, provided the fund complies with SEC guidance regarding segregation of assets or cover for these investment techniques. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short options positions and repurchase agreements.

Equity Investments

The fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. The value of an equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s equity securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Foreign Securities

The fund may invest in the securities of foreign issuers, foreign currencies, and securities of U.S. issuers with substantial foreign operations (collectively, “foreign investments”). Foreign investments present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.” Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return can be earned thereon. The inability of the fund to make intended investments due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

In addition to purchasing foreign securities, the fund may invest in American Depositary Shares and American Depositary Receipts (collectively, “ADRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of the fund’s investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The fund may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency.

Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.

Sovereign Government and Supranational Debt. The fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. Some European governments and banks have required assistance from the governments of other countries, and more such assistance may be required in the future; it may be politically difficult for the governments providing such assistance to continue to do so, which could result in further instability. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

The fund may invest in securities of issuers based in emerging markets (including, but not limited to, countries in Asia, Latin America, the Indian sub-continent, Southern and Eastern Europe, the Middle East, and Africa). The risks of foreign investment are greater for investments in emerging markets.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world. Over the last quarter of a century, inflation in many emerging market countries has been significantly higher than the world average. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have occurred in certain countries.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to the fund. In such a case, the fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the fund could lose its entire investment in any such country.

Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, in possible liability to the purchaser.

Since the fund may invest in securities denominated in currencies other than the U.S. dollar and since the fund may hold foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of the fund’s shares, and may also affect the value of dividends and interest earned by the fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government speculation and other factors.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the fund’s portfolio securities in such markets may not be readily available.

Foreign Currency Exposure

The fund may invest in securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies. Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may impact the fund’s investment performance. The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, government intervention, speculation, the relative movement of interest rates, the pace of business activity in other countries and the United States, speculation and other economic and financial conditions affecting the world economy. The fund may also be affected favorably or unfavorably by exchange control regulations.

A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the fund’s holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the fund’s net asset value (“NAV”) and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the fund. Moreover, if the value of the foreign currencies in which the fund receives its income falls relative to the U.S. dollar between receipt of the income and its conversion to U.S. dollars, the fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.

Foreign Currency Transactions

As noted above, the fund may buy and sell, including sell short, currency on a spot basis and enter into forward currency contracts. The fund may also purchase and sell currency futures, purchase and write currency options and enter into currency swap agreements. The fund may utilize these techniques to attempt to increase the fund’s return or to attempt to hedge its investments. The fund’s adviser may, however, determine not to hedge particular risks, and the fund may be completely unhedged at any point in time.

Debt Securities

The fund may invest in the debt securities of governmental or corporate issuers. Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor. These securities may be convertible into preferred or common stock, or may be bought as part of a unit containing common stock.

The prices of debt securities fluctuate in response to perceptions of the issuer’s creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity, the greater are such variations. Shorter maturity portfolios generally will not generate as high a level of total return as longer maturity portfolios (assuming that long-term interest rates are higher than short-term, which is commonly the case).

Generally, debt securities rated below BBB by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or below Baa by Moody’s Investors Service, Inc. (“Moody’s”), and unrated securities of comparable quality, are considered below investment grade but offer a higher current yield than that provided by higher grade issues, but also involve higher risks. Such securities are commonly referred to as “junk bonds.” Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for issuers of higher grade debt securities. Debt securities rated C by Moody’s and S&P are bonds on which no interest is being paid and that can be regarded as having extremely poor prospects of ever attaining any real investment standing. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer’s capital structure than do equity securities. The ratings of S&P and Moody’s represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by Moody’s and S&P is included in Appendix A.

Lower-rated debt securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates.

In the past, the prices of many lower-rated debt securities have declined and the ratings of many initially higher-rated debt securities have fallen, indicating concerns that issuers of such securities might experience or are experiencing financial difficulties. At such times, the yields on lower-rated debt securities may rise dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuer’s financial restructuring or default. There can be no assurance that such declines will not reoccur.

The market for lower-rated debt securities may be thinner and less active than that for higher quality debt securities, which may limit a fund’s ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.

In addition to ratings assigned to individual bond issues, the adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer’s obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the fund’s adviser to determine, to the extent possible, that the planned investment is sound.

If an investment grade security purchased by the fund is subsequently given a rating below investment grade, the adviser will consider that fact in determining whether to retain that security in the fund’s portfolio, but is not required to dispose of it. Bonds rated A may be given a “+” or “-” by a rating agency. Bonds denominated A, A+ or A- are considered to be included in the rating A.

When-Issued Securities

The fund may enter into commitments to purchase securities on a when-issued basis. When the fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of the purchase, not at the time of receipt. However, the fund does not have to pay for the obligations until they are delivered to it, and no interest accrues to the fund until they are delivered. Use of this practice could have a leveraging effect on the fund.

When the fund commits to purchase a when-issued security, it will segregate cash or appropriate liquid securities, in an amount at least equal in value to the fund’s commitments to purchase when-issued securities.

The fund may sell the securities underlying a when-issued purchase, which may result in capital gains or losses.

Preferred Stock

The fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

Warrants and Rights

The fund may purchase warrants and rights. Warrants or rights may be acquired separately, or as part of a unit or attached to securities at the time of purchase, and may be deemed to be with or without value. Warrants and rights may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants and rights basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants and rights differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants. The prices of warrants and rights do not necessarily move parallel to the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant or right plus the cost thereof before the expiration date, the fund could sustain losses on transactions in warrants that would require the fund to forgo a portion or all of the benefits of advantageous change in the market price of the underlying security. Warrants may be purchased with values that vary depending on the change in value of one or more specified indexes (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Convertible Securities

The fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value. If a convertible security held by the fund is called for redemption, the fund will be required to (1) permit the issuer to redeem the security (2) convert it into the underlying common stock or (3) sell it to a third party.

Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality by the adviser. Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated “Ba” as having speculative elements; and subject to substantial credit risk.

Stripped Securities

The fund may invest in stripped securities. Stripped securities are created by separating bonds into their principal and interest components (commonly referred to as “IOs” and “POs”) and selling each piece separately. Stripped securities are more volatile than other fixed income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility.

Zero Coupon Bonds

Corporate debt securities and municipal obligations include so-called “zero coupon” bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. The value of these types of bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. These types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payments of interest. Even though these type of bonds do not pay current interest in cash, the fund is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, the fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Securities of Other Investment Companies

The fund may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds (including, business development companies), unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

In addition, investing in the securities of other investment companies involves certain other risks, costs and expenses for the fund. If the fund invests in another investment company, the fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the fund. In addition, the fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company, including a business development company, may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the net asset value (“NAV”) of the fund’s assets. Business development companies are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising.

The fund may also invest in the securities of private investment companies, including “hedge funds” and “private equity funds.” As with investments in other investment companies, if the fund invests in a private investment company, the fund will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the fund’s investment in these companies typically will have to be determined under policies approved by the Board.

The 1940 Act provides that the fund may not purchase or otherwise acquire the securities of other “registered investment companies” (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. Certain exceptions may be available from these limits such as when the fund invests in certain exchange-traded funds or money market funds.

The fund will invest in the securities of other investment companies, including private investment companies, when, in the adviser’s judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.

As a non-fundamental policy, the fund will not rely on the exemptions contained in sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act to invest in the shares of other registered open-end investment companies and registered unit investment trusts in excess of the limits contained in section 12(d)(1)(A) of the 1940 Act.

Securities of Exchange-Traded Funds (“ETFs”)

The fund may invest in the securities of ETFs. ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. Shares can trade at either a premium or discount to NAV. The portfolios held by ETFs are publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual NAV of the Underlying Assets and the fund will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs. Gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the fund’s ability to purchase securities issued by other investment companies will apply.

Real Estate Investment Trusts (“REITs”)

REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Internal Revenue Code of 1986, as amended (the “Code”), a REIT is not taxed on net income and gains it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

While the fund will not invest in real estate directly, to the extent it invests in equity or hybrid REITs it may be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts, or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of net income and gains under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain “special purpose” REITs in which the fund invests may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.

It is not uncommon for REITs, after the end of their taxable years, to change the characterization of the net income and gains they have distributed during the preceding year. If this happens, the fund could be required to issue revised notices to its shareholders changing the character of the fund’s distributions.

Short Sales

The fund may sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the fund does not own in the hope of purchasing the same security at a later date at a lower price. There can be no assurance that the fund will be able to close out a short position (i.e., purchase the same security) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the fund must borrow the security from a broker/dealer through which the short sale is executed, and the broker/dealer delivers the security, on behalf of the fund, to the buyer. The broker/dealer is entitled to retain the proceeds from the short sale until the fund delivers to such broker/dealer the security sold short. In addition, the fund is required to pay to the broker/dealer the amount of any dividends or interest paid on shares sold short.

The fund must segregate an amount of cash or liquid securities with its custodian equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). To the extent that the liquid securities segregated by its custodian or deposited as collateral with the broker are subject to gains or loss, while the securities sold short are also being subject to the possibility of gain or loss, leverage is created. The liquid securities utilized by the fund in this respect will normally be primarily composed of equity portfolio securities that are subject to gains or losses and, accordingly, when the fund executes short sales leverage will normally be created.

The fund is said to have a short position in the securities sold until it delivers to the broker/dealer the securities sold, at which time the fund receives the proceeds of the sale. The fund will normally close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short.

The fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the fund purchases a security to replace the borrowed security. On the other hand, the fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

There is also a risk that a borrowed security will need to be returned to the broker/dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

The fund’s ability to engage in short sales may be impaired by temporary prohibitions on short selling that may be imposed by domestic and/or foreign government regulators.

The fund may also make short sales “against the box,” meaning that at all times when a short position is open the fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. Short sales “against the box” result in a “constructive sale” and require the fund to recognize any gain unless an exception to the constructive sale rule applies.

Short sales may afford the fund an opportunity to earn additional current income to the extent it is able to enter into arrangements with broker/dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the fund’s short positions remain open. The fund believes that some broker/dealers may be willing to enter into such arrangements, but there is no assurance that it will be able to enter into such arrangements to the desired degree.

Financial Instruments

GENERAL. The fund may utilize options, long term equity options, sometimes referred to as LEAPS (long term equity anticipation securities), futures contracts (sometimes referred to as “futures”), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, “Financial Instruments”) as a substitute for investing directly in a security, to attempt to enhance its income or yield or to attempt to hedge its investments. The strategies described below may be used in an attempt to manage the fund’s foreign currency exposure (including exposure to the euro) as well as other risks of the fund’s investments that can affect its net asset value (“NAV”). The adviser may determine not to hedge particular risks, and the fund may be completely unhedged at any point in time. Because of the leverage that may be provided to the fund, investments in Financial Instruments may be more volatile than a direct investment in the underlying security or other asset.

The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Generally, the fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the fund will only purchase or sell a particular Financial Instrument if the fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the fund is authorized to invest in foreign securities, the fund may purchase and sell foreign currency and euro derivatives.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded (Note, however, that some Financial Instruments that the fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC). In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

Commodity Exchange Act Regulation. The fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the fund, from registration as a “commodity pool operator” a (“CPO”) with respect to the fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the fund under the CEA. As a result each fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles). Under this exclusion, the fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

As noted above, the fund may be exposed to commodity interests indirectly in excess of the limits described in the prior paragraph. Such exposure may result from the fund’s investment in other investment vehicles, including investment companies that are not managed by the fund’s manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests. These investment vehicles are referred to collectively as “underlying funds.” The manager may have limited or no information as to what an underlying fund may be invested in at any given time, because they are not managed by the manager or persons affiliated with the manager and their holdings will likely change over time. To address this lack of transparency, the CFTC staff has issued a no-action letter permitting the manager of a fund that invests in such underlying funds to register as a CPO or to claim the exclusion from the CPO definition until six months from the date on which the CFTC issues additional guidance on the application of de minimis thresholds in the context of the CFTC exemptive rules. In order to rely on this no-action relief, the manager must meet certain conditions (including certain compliance measures), and otherwise be able to rely on a claim of exclusion from the CPO definition. The fund’s manager has filed the required notice to claim this no-action relief.

In addition to the instruments, and strategies discussed in this section, the adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The adviser may utilize these opportunities and techniques to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that the fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

FINANCIAL INSTRUMENTS AND HEDGING. The fund may use Financial Instruments for hedging purposes. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. Thus, in a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

The fund may also invest in Financial Instruments that relate to indices in an attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities may also be used to hedge either individual securities or broad debt market sectors. The fund’s adviser may, however, determine not to hedge particular risks, and the fund may be completely unhedged at any point in time.

SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the fund’s portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon the adviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to increase return or reduce risk.

(2) When Financial Instruments are used for hedging purposes, there might be an imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged. Further, a loss incurred on a particular transaction being used as a hedge does not mean that it failed to achieve its objective, if the goal was to prevent a worse loss that may have resulted had a particular securities or cash market investment suffered a substantial loss and there were no offsetting hedge.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match the fund’s current or anticipated investments exactly. The fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund’s investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded or from the imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund entered into a short hedge because the adviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, the fund might be required to maintain segregated assets as “cover” or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

(5) The fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

COVER. Transactions using Financial Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account, or designated on the fund’s books as segregated for this purpose, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the fund’s assets for cover or segregation could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF FINANCIAL INSTRUMENTS TRADED ON FOREIGN EXCHANGES. Financial Instruments may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

OPTIONS. The fund may invest in options to attempt to increase its return, as a substitute for investing directly in a security, or to attempt to hedge its investments.

Purchasing Put and Call Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, currencies and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall or fail to rise. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

A type of put that the fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Writing Put and Call Options. The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the put option is outstanding, regardless of price changes. When writing an option on a futures contract, the fund will be required to make margin payments as more fully described below under the heading “FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.” If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

In return for the receipt of the premium, the writer of a call option assumes the obligation to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Risks of Options on Securities. Options offer large amounts of leverage, which will result in the fund’s NAV being more sensitive to changes in the value of the related instrument. The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

The fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing transaction for a covered call option written by the fund could leave the fund unable to prevent material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the fund as the call writer will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Assets used as cover for OTC options may be considered illiquid as described under “Illiquid Investments and Restricted Securities.”

OTC foreign currency options used by the fund may be European-style options, which mean that the options are only exercisable immediately prior to its expiration, or they may be American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The fund may invest in futures contracts and options on futures contracts to attempt to increase its return or to attempt to hedge its investments.

In addition, futures strategies can be used to manage the average duration of the fund’s fixed income portfolio. If the adviser wishes to shorten the average duration of the fund’s fixed income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the adviser wishes to lengthen the average duration of the fund’s fixed income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor.

Initial margin with respect to a futures or option on futures contract is the amount of assets that must be deposited by the fund with, or for the benefit of, a futures commission merchant to initiate the fund’s futures or option positions. Initial margin is the margin deposit made by the fund when it enters into a futures or option contract; it is intended to assure performance of the contract by the fund. If the value of the fund’s account declines by a specified amount, the fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to initial margin level. This is sometimes referred to as “variation margin.” Subsequent “variation margin” payments are made to and from the futures commission merchant as the value of the account varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a settlement of the fund’s obligations to or from a futures commission merchant. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to segregate cash or securities (or designate those assets on its books as segregated).

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the adviser may still not result in a successful transaction. The adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The fund may invest in index futures to attempt to increase its return or to attempt to hedge its investments. When index futures are used for hedging purposes, the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against decline in the market, the overall market may advance and the value of the particular securities held in the fund’s portfolio may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

FOREIGN CURRENCY INVESTMENTS—SPECIAL CONSIDERATIONS. The fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward currency contracts and swap agreements, as described below, to attempt to increase the fund’s return or to attempt to hedge against movements in the values of the foreign currencies in which the fund’s securities are denominated.

Currency hedges can protect against price movements in a security that the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes. The fund may, however, determine not to hedge particular risks, and the fund may be completely unhedged at any point in time.

The fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

The success of foreign currency investing depends on the adviser’s skill in analyzing and predicting currency values. Currency investing may substantially change the fund’s exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the adviser anticipates. There is no assurance that currency investments will be advantageous to the fund or that, when these investments are used as a hedge, the hedge will be implemented at an appropriate time. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term investment strategy is highly uncertain.

Forward Currency Contracts. The fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The fund may use forward currency contracts to attempt to increase the fund’s return. The fund could use forward currency contracts to increase its exposure (long or short) to foreign currencies that the adviser believes might rise or fall in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the fund owned securities denominated in a foreign currency and the adviser believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

The fund may use forward currency contracts as long hedges; for example, the fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

The fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the fund might need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts.

The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

Forward currency contracts in which the Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Forward currency contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the parties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps, as discussed below.

Pursuant to authority granted under the Dodd-Frank Act, on November 16, 2012, the Treasury Department (“Treasury”) issued a notice of final determination (“Determination”) stating that foreign exchange forwards, as defined in the Dodd-Frank Act and described above, should not be considered swaps for most purposes. However, as mandated by the Dodd-Frank Act and set forth in CFTC regulations adopted thereunder, irrespective of the Treasury Determination, foreign exchange forwards must be reported to a swap data repository, and swap dealers and major swap participants who are party to such transactions remain subject to the business conduct standards pertaining to swaps in connection with foreign exchange forwards. In addition, if a foreign exchange forward were to be listed and traded on or subject to the rules of a designated contract market or swap execution facility, or cleared by a derivatives clearing organization, the antifraud and antimanipulation prohibitions of the Dodd-Frank Act would apply to such transactions. NDFs are classified as swaps and are therefore subject to the full panoply of regulations under the Dodd-Frank Act.

COMBINED POSITIONS. The fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

TURNOVER. The fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS AND COLLARS. The fund may enter into swaps, caps, floors and collars to attempt to increase the fund’s return, to attempt to preserve a return or a spread on a particular investment or portion of its portfolio, or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors (such as those listed below). Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. For example, if the fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

The creditworthiness of firms with which the fund enters into swaps, caps, floors or collars will be monitored by the adviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. Changing conditions in a particular market area, such as those recently experienced in the subprime mortgage market, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to the subprime market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the fund’s custodian that satisfies the requirements of the 1940 Act. The fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the fund. The adviser and the fund believe that such covered obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the fund’s restrictions on borrowing or senior securities.

INDEXED SECURITIES. Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities or other financial indicators. Indexed securities typically are debt securities or deposits whose value at maturity and/or coupon rate is determined by reference to a specific instrument or statistic. Indexed securities do not include mutual funds, exchange-traded funds, or other pooled investment vehicles that make investments designed to track the performance of a particular market index or other indicator. The performance of indexed securities fluctuates (either directly or inversely, depending upon the instrument) with the performance of the index, security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may substantially decline if the issuer’s creditworthiness deteriorates. The value of some indexed securities varies according to a multiple of the underlying securities, and so will be more volatile than the underlying investments and may have a leverage like effect on the fund. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies. The U.S. Treasury issues securities whose principal value is indexed to the Consumer Price Index (also known as “Treasury Inflation-Indexed Securities”).

The fund will purchase indexed securities only of issuers that its adviser determines present minimal credit risks and will monitor the issuer’s creditworthiness during the time the indexed security is held. The adviser will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stock or as a separate asset class for purposes of the fund’s investment allocations, depending on the individual characteristics of the securities.

CREDIT DEFAULT SWAPS. The fund may enter into credit default swap contracts for investment purposes and to add leverage to its investment portfolio. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to investment exposure on the swap. Credit default swap contracts involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for certain credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect the fund’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), or require that the fund support those trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require the Fund to post margin on OTC swaps, and clearing organizations and exchanges will set minimum margin requirements for exchange-traded and cleared swaps.

Securities Lending

The fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the fund’s custodian. During the time the securities are on loan, the borrower will pay the fund an amount equivalent to any dividends or interest paid on such securities, and the fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the fund or the borrower. The fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements. The fund presently does not engage in securities lending.

Repurchase Agreements

When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. Under the terms of a typical repurchase agreement, a fund would acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by the fund, thereby determining the fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by the fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the fund or its custodian is required to have control of the collateral, which the manager believes will give the fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If the fund enters into a repurchase agreement involving securities the fund could not purchase directly, and the counterparty defaults, the fund may become the holder of securities that it could not purchase. These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days. Repurchase agreements maturing in more than seven days are considered to be illiquid.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Leverage

The fund may employ “leverage” by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest and other costs of borrowing, the NAV of the fund’s shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost on borrowings, or if there are losses, the NAV of the fund’s shares will decrease faster than would otherwise be the case. To reduce its borrowing, the fund might be required to sell securities at a disadvantageous time. The fund will incur interest expense on any money borrowed, and the fund may therefore have little or no investment income during periods of substantial borrowings. The fund will leverage its assets when, in the adviser’s judgment, the potential benefits of the borrowing outweigh the risk and expense of the borrowing.

Recent Market Events

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed income markets may also negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing and ultimately a decline in their stock prices. These events and the potential for continuing market turbulence may have an adverse effect on the fund.

These recent market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

Some financial institutions and other enterprises may have large (but still undisclosed) exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Events in the financial markets and the broader economy are also eroding the tax bases of many state and local governments, as well as their access to the credit markets. This has put downward pressure on the value of many municipal securities. Some traditional insurers of municipal securities have also experienced financial stress.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is, of course, not yet known. Withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. In response, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), initiated a dramatic revision of the U.S. financial regulatory framework that is now expected to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to ensure financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the fund invests, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. The ultimate impact of the Dodd-Frank Act, and any resulting regulations, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of funds governed by the 1940 Act and the market in which they will trade. Central clearing will also entail the use of assets of a 1940 Act fund to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act’s margin requirements and clearing mandates.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

*  *  *

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the fund.

Additional Risk Disclosure

Investments by Affiliated Funds of Funds in the Fund

Certain investment companies which are affiliated with the fund because they are managed by an investment advisory affiliate of the fund’s investment manager may invest in the fund. These investment companies are referred to as “funds of funds” because they invest primarily in other investment companies.

From time to time, the fund may experience relatively large redemptions or investments due to rebalancings of the assets of a fund of funds invested in the fund. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. If this were to occur, the effects of the rebalancing trades could adversely affect the fund’s performance. Redemptions of fund shares due to rebalancings could also accelerate the realization of taxable capital gains in the fund and might increase brokerage and/or other transaction costs.

The fund’s investment manager, LMM LLC (“LMM”, the “manager” or the “adviser”) may be subject to potential conflicts of interest in connection with investments by affiliated funds of funds. For example, the manager may have an incentive to permit an affiliated fund of funds to become a more significant shareholder (with the potential to cause greater disruption to the fund) than would be permitted for an unaffiliated investor.

Additional Tax Information

The following is a general summary of certain federal tax considerations affecting the fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information regarding any federal, state, local or foreign taxes that may apply to them.

General

To continue to qualify for treatment as a RIC under the Code, the fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, the excess of net short-term capital gain over net long-term capital loss, and any net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies, or net income derived from an interest in a “qualified publicly traded partnership” (“Income Requirement”); (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities; and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If the fund failed to qualify for that treatment for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (taxable as ordinary income, except that, for individual shareholders, the part of those dividends that is “qualified dividend income” (as described in the Prospectus) is taxable as net capital gain, at a preferential maximum federal income tax rate) to the extent of the fund’s earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

The fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on December 31 of that year, plus certain other amounts.

Capital Loss Carryforwards. On December 31, 2013, the unused capital loss carry forwards for the fund were $1,946,600,538.

For U.S. Federal income tax purposes, unused capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the fund prior to the expiration of the carryforwards and may be used to offset such gains, whether short- or long-term. Net short- and long-term capital losses incurred in taxable years beginning after December 22, 2010 (“Post-2010 Losses”) may be carried forward without limit; any such carryforward losses will retain their character as short-term or long-term. Carryforwards of Post-2010 Losses must be fully utilized before the fund will be permitted to utilize any carryforwards of Pre-2011 Losses. As a result, carryforwards of Pre-2011 Losses may be more likely to expire unused.

Amount of Capital Loss Carryforward that Expires ($)		Amount of Capital Loss Carryforward that does not Expire ($)
December 31, 2016	December 31, 2017	—
1,124,817,098	821,783,440

Separately, in determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income, and its earnings and profits, a RIC generally is permitted to elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31 (or a later date if a fund is permitted to so elect and so elects)) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 (or a later date if a fund makes the election referred to above), plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31, if any) as if incurred in the succeeding taxable year.

Dividends and Other Distributions and Redemption of Shares

Dividends and other distributions the fund declares in December of any year that are payable to its shareholders of record on a date in that month will be deemed to have been paid by the fund and received by the shareholders on December 31 if the fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

Dividends from the fund’s investment company taxable income, whether received in cash or reinvested in additional fund shares, are generally taxable to its shareholders as ordinary income, to the extent of its earnings and profits. A portion of the dividends from the fund’s investment company taxable income may be eligible for (1) the 15% maximum rate of federal income tax (20% for taxpayers with taxable income exceeding certain thresholds) applicable to “qualified dividend income” received by individual shareholders and (2) the dividends-received deduction for corporate shareholders. The eligible portion for purposes of the preferential rate may not exceed the aggregate dividends the fund receives from most domestic corporations and certain foreign corporations, whereas only dividends the fund receives from domestic corporations are eligible for purposes of the dividends-received deduction. In addition, the availability of the preferential rate for individual shareholders and the dividends-received deduction allowed to corporations is subject to satisfaction by the fund, with respect to the shares on which the dividends it receives are paid, and the shareholder, with respect to its fund shares, of certain holding period and other restrictions. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. The fund’s distributions of net capital gain (“capital gain distributions”) do not qualify as qualified dividend income (“QDI”) or for the dividends-received deduction. It is not expected that a significant part of the fund’s dividends will so qualify.

If fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Capital gain distributions will be subject to federal income tax at a maximum rate of 15% for individual shareholders (20% for taxpayers with taxable income exceeding certain thresholds). In addition, any capital gain an individual shareholder realizes on a redemption before that date of his or her fund shares held for more than one year will qualify for that maximum rate. If shares of the fund are purchased within 30 days before or after a redemption of shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

Taxation of Non-U.S. Shareholders

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (“non-U.S. shareholder”), depends on whether the income from the fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder. If the income from the fund is not effectively connected with your U.S. trade or business, distributions of ordinary income paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. A foreign shareholder generally would be exempt from federal income tax on gain realized on the sale of fund shares and fund distributions of net capital gain (other than gain realized on disposition of U.S. real property interests), unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year (special rules apply in the case of a shareholder that is a foreign trust or foreign partnership). Distributions that are designated as “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding for taxable years of the fund beginning before January 1, 2014. The fund currently does not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.” If the income from the fund is effectively connected with your U.S. trade or business, you will be subject to federal income tax on such income as if you were a U.S. shareholder.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the fund will be required to withhold 30% of certain ordinary dividends it pays after June 30, 2014, and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the Internal Revenue Service (“IRS”) in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement. A non-U.S. entity that invests in the fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the fund.

Basis Reporting

The fund, or, if you hold your shares through a Service Agent, your Service Agent will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will, unless instructed otherwise, calculate the basis it reports using an average basis method, in which the basis per share is reported as an average of the bases of the shareholder’s fund shares in the account. (For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will be treated as held in separate accounts.)

A shareholder may instruct the fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to making redemptions or exchanges in their account.

Foreign Taxes

Dividends and interest the fund receives, and gains it realizes, from foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes. Even if the fund is entitled to seek a refund in respect of such taxes, it may choose not to.

Passive Foreign Investment Companies

The fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate applicable to individuals’ “qualified dividend income.”

If the fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain—which the fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax—even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The fund may elect to “mark-to-market” its stock in any PFIC and, in such event, would be required to distribute to its shareholders any such mark-to-market gain in accordance with the Distribution Requirement. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. The fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Short Sales

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains, which is taxed as ordinary income when distributed to shareholders. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. Dividends received by the fund on borrowed stock will generally not be treated as qualified dividend income. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Options, Futures, Forward Foreign Currency Contracts and Foreign Currencies

The use of Financial Instruments, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and forward currency contracts the fund derives with respect to its business of investing in securities or foreign currencies will be treated as qualifying income under the Income Requirement.

Some futures, foreign currency contracts and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which the fund may invest will be subject to section 1256 of the Code

(“section 1256 contracts”). Any section 1256 contracts the fund holds at the end of its taxable year, other than contracts with respect to which it has made a “mixed straddle” election, must be “marked-to-market” (that is, treated as having been sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on those deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to it. The fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by the fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by the fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Code section 1092 (dealing with straddles) also may affect the taxation of Financial Instruments in which the fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to a transaction where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the fund of straddle transactions are not entirely clear.

Other

If the fund has an “appreciated financial position”—generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract the fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Original Issue Discount, Market Discount and Pay-In-Kind Securities

The fund may purchase zero coupon or other debt securities issued with original issue discount (“OID”). As a holder of those securities, the fund must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on the securities during the year. With respect to “market discount bonds” (i.e., bonds purchased by the fund at a price less than their issue price plus the portion of OID previously accrued thereon), the fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. Similarly, the fund must include in its gross income securities it receives as “interest” on pay-in-kind securities. Because the fund annually must distribute substantially all of its investment company taxable income, including any OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Additional Purchase and Redemption Information

If your check to purchase shares is not honored by the institution on which it is drawn, you may be subject to extra charges in order to cover collection costs. These charges may be deducted from your shareholder account.

General

See the fund’s Prospectus for a discussion of which classes of shares are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class C, Class FI, Class R, or Class I shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

There are minimum investment requirements of $1,000 for initial investments and $50 for subsequent investments for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA or its affiliates (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its affiliates, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by the fund prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day, provided the order is transmitted by the Service Agent to the fund’s transfer agent in accordance with their agreed-upon procedures. Payment must be made with the purchase order.

Class I Shares. The following persons are eligible to purchase Class I shares directly from the fund: (i) current employees of the fund’s manager and its affiliates; (ii) former employees of the fund’s manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Legg Mason; (iv) current and former board members of Legg Mason; and (v) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Class R1 Shares. Class R1 shares are closed to all new purchases and incoming exchanges.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

For additional information regarding applicable investment minimums and eligibility requirements, for purchases of fund shares, please see the fund’s Prospectus.

Systematic Investment Plan

The Systematic Investment Plan (the “Plan”) is available to those Class A and Class C shareholders who own shares directly with the fund. You should contact your financial adviser to determine if it offers similar services.

If you invest in Class A or Class C shares, you may buy additional shares through the Plan. Under this plan you may arrange for automatic monthly investments in Class A or Class C shares of $50 or more by authorizing Boston Financial Data Services (“BFDS”), the fund’s transfer agent, to transfer funds each month from your checking/savings account or another Legg Mason Fund to be used to buy additional shares. The fund will send you an account statement quarterly unless you request monthly statements. The transfer will also be reflected on your regular checking or savings account statement. You may terminate your participation in the Plan at any time without charge or penalty.

Sales Charge Alternatives

The following Classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the Prospectus.

Financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund (“Financial Advisers”) may receive a portion of the sales charge as described in the Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but are subject to a contingent deferred sales charge of 1.00% on redemptions made within 18 months of purchase; waived for certain investors. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge of 1.00% on certain redemptions made within 12 months of purchase. See “Contingent Deferred Sales Charge Provisions” below.

Class FI, Class R, Class R1 and Class I Shares. Class FI, Class R, Class R1 and Class I shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS; and

(g) purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege—allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letters of Intent—These help you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds distributed by LMIS over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds distributed by LMIS.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and other distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Asset Level Goal, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if any shares, including Class A shares, are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, shares of any fund distributed by LMIS may be credited towards your Asset Level Goal. Shares of money market funds distributed by LMIS acquired by exchange from other funds offered with a sales charge may be credited toward your Asset Level Goal.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements of any relevant accounts, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must however contact your Financial Adviser, or if you purchase your shares directly through the fund, contact the fund prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Financial Adviser in writing, or if you purchase your shares directly through the fund, by notifying the fund in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gain distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or otherwise cancel the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Financial Adviser, or if you purchase your shares directly through the fund, the fund, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Shareholders purchasing shares at a reduced sales charge under a Letter of Intent indicate their acceptance of these terms and those in the Prospectus with their first purchase.

Contingent Deferred Sales Charge Provisions

The “Contingent Deferred Sales Charge Shares” are: (a) Class C shares; and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed at 1.00% of the NAV at the time of purchase or redemption, whichever is less.

Class C shares that are Contingent Deferred Sales Charge Shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

Class A shares that are Contingent Deferred Sales Charge Shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that Contingent Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds distributed by LMIS. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on the redemption. LMIS receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or individual retirement accounts (“IRAs”) commencing on or after attainment of age 70 1/2 (except that shareholders who had opened accounts prior to May 23, 2005, will be “grandfathered” and will be able to attain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free return of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of the fund.

A shareholder who has redeemed shares from other funds distributed by LMIS may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in a fund distributed by LMIS and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

To have a contingent deferred sales charge waived, you or your Financial Adviser must let the fund know at the time you redeem shares that you qualify for such a waiver. Contingent deferred sales charge waivers will be granted subject to confirmation by LMIS or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the fund is equal to the NAV per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class C shares (and

Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1,000,000) is equal to the NAV per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge, however, is imposed on certain redemptions of Class C shares (redeemed within 12 months of purchase), and on Class A shares when purchased in amounts equaling or exceeding $1 million (redeemed within 18 months of payment).

Set forth below is an example of the method of computing the offering price of Class A shares of the fund based on the NAV of a share of the fund as of December 31, 2013.

Class A (based on an NAV of $17.06 and a maximum initial sales charge of 5.75%)	$18.10

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. The fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent trading of fund shares” in the fund’s Prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact a fund transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the fund, excluding those shares held in IRAs or Coverdell education savings accounts (“Coverdell ESAs”). You should contact your Financial Adviser to determine if it offers a similar service.

Class A and Class C Shareholders

Class A and Class C shareholders having an account with a balance of $10,000 or more ($5,000 or more for Retirement Accounts) may elect to make withdrawals of a minimum of $50 on a monthly basis. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the fund’s transfer agent—fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the monthly amount to be paid to you without charge by notifying the fund. You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the fund. The fund, its transfer agent and LMIS reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See “Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Class FI and Class I Shareholders

Certain shareholders of the fund’s Class FI or Class I shares with an initial NAV of $1,000,000 or more may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests must be made in writing to the fund or a Service Agent to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the fund or a Service Agent. The fund, its transfer agent and Legg Mason Investor Services—Institutional also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General

The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the NAV per share determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor, less any applicable contingent deferred sales charge. If the Exchange is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the close of regular trading on the Exchange on the next day the Exchange is open, less any applicable contingent deferred sales charge. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the previous day the Exchange was open, less any applicable contingent deferred sales charge.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. A payment is taxable to the extent that the total amount of the payment exceeds the tax basis in the shares deemed sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of the fund in which you have an account if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals. The fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year’s worth of scheduled withdrawals. In addition, shareholders who maintain a Systematic Withdrawal Plan may not make periodic investments under the Plan.

Other Information Regarding Redemptions

The fund reserves the right to modify or terminate telephonic, electronic or other redemption services described in the Prospectus and this SAI at any time.

The date of a payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by the fund or its distributor, except (i) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the fund’s investments or determination of its NAV not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of the fund’s shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the NAV next determined after the suspension is lifted.

Foreign securities markets may be open for trading on days when the fund is not open for business. The NAV of fund shares may be significantly affected on days when investors do not have access to the fund to purchase and redeem shares.

Clients of certain financial intermediaries that maintain omnibus accounts with the fund’s transfer agent may obtain shares through those financial intermediaries. Such financial intermediaries may receive payments from the fund’s distributor for account servicing and may receive payments from their clients for other services performed. Investors may be able to purchase shares from LMIS without receiving or paying for such other services.

Redemption In-Kind

The fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the fund’s NAV per share. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and the market price of those securities will be subject to fluctuation until they are sold. The fund does not redeem “in-kind” under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the fund’s shareholders as a whole. A redemption in-kind may be considered the sale of securities by the fund to the shareholder receiving the securities (though the fund generally would not be required to recognize gain therefrom for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of the fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.

Shares Purchased and Redeemed Through Another Securities Dealer or Other Financial Intermediary

The fund has authorized one or more financial services institutions to receive on its behalf purchase and redemption orders. Such financial services institutions are authorized to designate plan administrator intermediaries to receive purchase and redemption orders on the fund’s behalf. The fund will be deemed to have received a purchase or redemption order when an authorized financial services institution or, if applicable, a financial services institution’s authorized designee, receives the order. Orders will be priced at the fund’s NAV next computed after they are received by an authorized trust company or the financial services institution’s authorized designee and accepted by the fund.

Transferring Legg Mason Fund Shares to Another Securities Dealer or Other Financial Intermediary

You may transfer fund shares only to an account with another securities dealer or other financial intermediary that has entered into an agreement with LMIS or one of its affiliates with respect to the particular fund. Some dealers and intermediaries may have agreements with LMIS or one of its affiliates with respect to some Legg Mason Funds and not others. Depending on the dealer or intermediary to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional fund shares. All future trading of fund shares, including exchanges, is subject to the rules of the dealer or intermediary and its continued agreement with the distributor that permits such trading.

You should contact your securities dealer, financial intermediary or the fund for further information on transferring fund shares.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”), that are authorized by the distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable fund sold by the distributor, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors. Under the Grandfathered Retirement Program, Class C shares of a fund may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market funds sold by the distributor equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or BFDS. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact BFDS for information regarding Class C exchange privileges applicable to their plan.

Valuation of Fund Shares

Pricing of the fund’s shares will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The methods used by the pricing service and the quality of the valuations so established are reviewed by the adviser under the general supervision of the Board.

Disclosure of Portfolio Holdings

The Board has adopted policies and procedures developed by the manager with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the fund’s portfolio holdings is in the best interests of the fund’s shareholders. As a consequence, any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the distributor or their affiliates in connection with the disclosure of portfolio holdings information would be addressed in a manner that places the interests of fund shareholders first.

The policy provides that information regarding the fund’s portfolio holdings may be shared with the fund’s manager, adviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel).

Under the policy, the fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel: (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy also permits the release of limited portfolio holdings information to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel in other circumstances, including:

1.	The fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	The fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	The fund’s sector weightings, yield and duration (if applicable), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of the fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	The fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, the fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. The fund may enter into other ongoing arrangements for the release of portfolio holdings information for a legitimate business purpose with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. The fund, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the Board.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy. Any exceptions from the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to the fund’s board.

The fund intends to disclose its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings) on the Legg Mason funds’ website, in fact sheets and other formats, on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

Set forth below is a list, as of March 31, 2014, of those parties with whom the manager, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for the fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
Bloomberg AIM	Daily	None
Bloomberg L.P.	Daily	None
Bloomberg Portfolio Analysis	Daily	None
Brown Brothers Harriman	Daily	None
Charles River	Daily	None
Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None
eVestment Alliance	Quarterly	8-10 Days after Quarter-End
FactSet	Daily	None
Institutional Shareholder Services (Proxy Voting Services)	Daily	None
ITG	Daily	None
LightPORT InvestCloud	Daily	None
Lipper Analytical Services Corp.	Quarterly	Sent 6 Business Days after Quarter End
Middle Office Solutions, LLC	Daily	None
Morningstar	Daily	None
NaviSite, Inc.	Daily	None
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None

Recipient	Frequency	Delay before dissemination
SunGard/Protegent (formerly Dataware)	Daily	None
The Bank of New York Mellon	Daily	None
The Northern Trust Company	Daily	None
Thomson	Semi-annually	None
Thomson Reuters	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Advent	Daily	None
Broadridge	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
DST International plc (DSTi)	Daily	None
Electra Information Systems	Daily	None
Fidelity	Quarterly	5 Business Days
Fitch	Monthly	6-8 Business Days
Frank Russell	Monthly	1 Day
Glass Lewis & Co.	Daily	None
Informa Investment Solutions	Quarterly	Sent 8-10 Days after Quarter-End
Interactive Data Corp	Daily	None
Liberty Hampshire	Weekly and Month End	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
SunTrust	Weekly and Month End	None
Wilshire Associates, Inc.	Quarterly	10 Business Days

The fund’s portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the fund’s manager or adviser may manage accounts other than the fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including the fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the fund’s manager or adviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

Release of limited portfolio holdings information

In addition to the ongoing arrangements described above, the fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about the fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	The fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	The fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

Tax-Deferred Qualified Plans—Class A and Class C Shares

Investors may invest in Class A and Class C shares of the fund through IRAs, simplified employee pension plans (“SEPs”), savings incentive match plans for employees (“SIMPLES”), other qualified retirement plans and Coverdell ESAs (collectively, “qualified plans”). In general, income earned through the investment of assets of qualified plans is not taxed to their beneficiaries until the income is distributed to those beneficiaries (or, in the case of Roth IRAs and Coverdell ESAs, not at all if certain conditions are satisfied). Investors who are considering establishing a qualified plan should consult their attorneys or other tax advisers with respect to individual tax questions. Please consult your financial adviser for further information with respect to these plans.

Individual Retirement Account—IRA

TRADITIONAL IRA. Certain Class A and Class C shareholders who receive compensation, including earnings from self-employment, may establish and make contributions to an IRA. Your IRA contributions can be tax-deductible if neither you nor your spouse is an active participant in a qualified employer or government retirement plan. If you or your spouse is an active participant in such a plan, your IRA contribution may be deductible, in whole or in part, depending on the amount of your and your spouse’s combined adjusted gross income. In addition, all earnings grow tax-deferred until withdrawn, at which point distributions are taxed as ordinary income to you, usually after age 59 1/2, when you may be in a lower tax bracket. Withdrawals made before age 59 1/2 are generally subject to a 10% penalty.

ROTH IRA. Unlike a traditional IRA, a Roth IRA is only available to individuals who meet certain “modified adjusted gross income” (MAGI) limitations. Under certain circumstances, a traditional IRA may be converted to a Roth IRA; these conversions are, however, subject to federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or, in the case of earnings attributable to a conversion of a traditional IRA, the conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

Simplified Employee Pension Plan—SEP

LMIS makes available to corporate and other employers a SEP for investment in Class A and Class C shares of the fund.

Savings Incentive Match Plan for Employees—SIMPLE

An employer with no more than 100 employees that does not maintain another qualified retirement plan may establish a SIMPLE, either as a plan using separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to other qualified retirement plans, allows certain employees to make elective contributions of up to certain amounts each year and requires the employer to make matching contributions of up to 3% of each such employee’s salary or a 2% non-elective contribution.

Coverdell Education Savings Account—Coverdell ESA

A Coverdell ESA provides a vehicle for saving for a child’s education. A Coverdell ESA may be established for the benefit of any minor, and any person whose MAGI does not exceed certain levels may contribute to a Coverdell ESA, subject to certain annual limits on contributions. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or a qualified family member).

For further information regarding any of the above qualified plans, including MAGI limitations, contact your financial adviser or the fund at 1-877-721-1926.

Withholding

Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from qualified retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an “eligible retirement plan” (including an IRA or other qualified retirement plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

Management of the Fund

Under applicable law, the Board is responsible for management of the Trust and provides broad oversight over its affairs. The Board elects the Trust’s officers who manage the day-to-day operations of the Trust under the general direction of the Board.

The trustees of the Trust, including the trustees who are not “interested persons” of the fund (the “Independent Trustees”) as defined in the 1940 Act and executive officers of the fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the trustees oversee and other board memberships the trustees have held during the past five years are set forth below. The business address of each trustee (including each trustee of the fund who is not an Independent Trustee) is c/o Kenneth D. Fuller, 100 International Drive, Baltimore, Maryland 21202.

INDEPENDENT TRUSTEES:

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served (1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past 5 Years	Principal Occupation(s) During the Past 5 Years
Hearn, Ruby P. (1940) Trustee	Since 2004	18	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004-2012); Director of the Institute for Healthcare Improvement (2002-2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).

Lehman, Arnold L. (1944) Lead Independent Trustee	Since 1993	18	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998; formerly: Director of The Baltimore Museum of Art (1979 to 1997).

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served (1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past 5 Years	Principal Occupation(s) During the Past 5 Years
Masters, Robin J.W. (1955) Trustee	Since 2002	18	Director of Cheyne Capital International Limited (investment advisory firm). Formerly: Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc (2007- 2011).	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).

McGovern, Jill E. (1944) Trustee	Since 1993	18	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).

Mehlman, Arthur S. (1942) Trustee	Since 2009	Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 34 portfolios.	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Director of Municipal Mortgage & Equity, LLC. (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).

O’Brien, G. Peter (1945) Trustee	Since 2009	Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 34 portfolios.	Director of TICC Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999).

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served (1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past 5 Years	Principal Occupation(s) During the Past 5 Years
Rowan, S. Ford (1943) Trustee	Since 2009	18	None	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Consultant to University of Maryland University College, since 2013; Lecturer in Organizational Sciences, George Washington University, since 2000; formerly: Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008).

Tarola, Robert M. (1950) Trustee	Since 2009	18	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly: Senior Vice President and Chief Financial Officer of The Howard University (higher education and health care) (2009 to 2013); (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).

INTERESTED TRUSTEES:

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served (1)	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During the Past 5 Years	Principal Occupation(s) During the Past 5 Years
Murphy, Jennifer W. (1964) Trustee and Chair	Since 1999	18	Director of ICI Mutual (insurance company)	Executive Vice President and Chief Administrative Officer of Legg Mason, Inc. (since 2013); formerly: Chief Operations Officer of LMM LLC (1999 to 2013); Chief Executive Officer and Director of Legg Mason Capital Management, LLC (2009 to 2013) and Manager of Legg Mason Capital Management, LLC and predecessors (1998 to 2013).

Fuller, Kenneth D. (1958) Trustee, President and Chief Executive Officer	Since 2013	158	None	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 170 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (formerly a registered investment adviser) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President—Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).

*	Each trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

EXECUTIVE OFFICERS:

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Berarducci, Christopher (1974) Treasurer	Since 2010	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with LMPFA (since 2010); formerly: Assistant Vice President of Legg Mason & Co. (2007 to 2011); Assistant Controller of certain mutual funds associated with LMPFA (2007 to 2010).

Frenkel, Robert I. (1954) Secretary and Chief Legal Officer	Since 2009	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Kerr, Susan (1949) Chief Anti-Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Sennett, Richard F. (1970) Principal Financial Officer	Since 2011	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007).

Name, (Year of Birth) and Position with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years
Williams, Vanessa A. (1979) Identity Theft Prevention Officer	Since 2013	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

(1)	Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

The trustees of the Trust were selected to serve or continue on the Board based upon some or all of the following: their skills, experience, judgment, analytical ability, intelligence, common sense, current or previous profit and non-profit board membership, experience on the Board and, for each Independent Trustee, their demonstrated willingness to take an independent and questioning stance toward management. Each trustee, except for Mr. Fuller, also now has considerable familiarity with the Trust, the fund’s manager, advisers and distributor, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his or her substantial prior service as a trustee of certain funds in the Legg Mason-sponsored fund complex. No particular qualification, experience or background establishes the basis for any trustee’s position on the Board and the Nominating Committee and individual Board members may have attributed different weights to the various factors.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to a trustee as noted: Dr. Hearn, experience in senior management and on the boards of non-profit organizations devoted to health and health care, scientific analytical training and service on the governing board and policy making body for a university; Mr. Lehman, experience as chief executive officer of major museums and other entities involved in the arts, experience as Lead Independent Trustee and experience as a founding director of the Legg Mason Funds; Ms. Masters, investment management experience as chief investment officer and director of an investment advisory firm and service on the boards of other investment companies; Dr. McGovern, experience as chief executive officer of a foundation and non-profit fundraising organization devoted to programs of the National Marrow Donor Program; Mr. Mehlman, accounting, auditing and management experience with an international accounting firm, and service on the boards of a for profit publicly held entity, an academic foundation and a non-profit organization that provides services for individuals of all abilities; Mr. O’Brien, experience at senior levels of large financial services company and service on the boards of academic institutions and a residential home care company; Mr. Rowan, experience in business and management consulting, academic experience as a lecturer in organizational sciences and journalism, experience in senior levels of a non-profit organization dedicated to the management of critical events and service on the board of a non-profit independent research and educational center; Mr. Tarola, experience as chief financial officer and in senior management of a university, a healthcare organization and a specialty chemicals company, as an advisory group member to the Public Company Accounting Oversight Board, as a partner with an international accounting firm, and in senior management of a corporate finance and governance consulting organization; Mr. Fuller, his investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities and another investment advisory firm; and Ms. Murphy, her investment management experience as an executive and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the fund. Ms. Murphy and Mr. Fuller are interested persons of the fund. Independent Trustees constitute more than 75% of the Board. Ms. Murphy serves as Chair of the Board.

The Board has three standing committees: the Audit Committee, Nominating Committee and Independent Trustees Committee. Each of the Audit, Nominating and Independent Trustees Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. The chair of the Independent Trustees Committee serves as Lead Independent Trustee. Where the Board deems appropriate, it appoints ad hoc committees.

The Lead Independent Trustee and the chairs of the Audit and Nominating Committees work with the Chairman of the Board, management personnel and counsel to set the agendas for Board and committee meetings. The Lead Independent Trustee also serves as a key point person for dealings between management and the Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation. The Board has determined that its committees help ensure that the fund has effective and independent governance and oversight. The Board also has determined that its leadership structure is appropriate given that investors, by purchasing the fund, have selected Legg Mason to provide overall management to the fund. The Board’s Chair, Ms. Murphy, as a fund industry career professional and an officer of Legg Mason, is in a unique position to understand developments in the fund industry, as well as developments in management and distribution that may give rise to important opportunities or potential changes in direction for the fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the adviser, and provides the Independent Trustees an opportunity to air their views, determine matters of significance to the fund and its shareholders, and interact and communicate effectively with management on those matters.

The Audit Committee’s purposes are (i) to oversee the Trust’s accounting and financial reporting policies and practices; (ii) to oversee the quality of the fund’s financial statements and the independent audit thereof; (iii) to oversee the integrity of the process by which the financial statements are prepared, and the independent audit thereof; and (iv) to act as liaison between the Trust’s independent auditor and the Board. The Audit Committee meets at least twice a year with the Trust’s independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the Trust, the auditor’s assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissible non-audit services for which they are retained, the results of the audit and other matters.

The Nominating Committee meets as necessary to review and nominate candidates for positions as trustees and to fill vacancies on the Board. The selection and nomination of candidates to serve as independent trustees to the Trust is committed to the discretion of the Trust’s current Independent Trustees. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate and may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. While there is no formal list of qualifications, the Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice, or backgrounds in senior management or sensitive fiduciary positions, such as oversight of the endowments of not-for-profit entities. For candidates to serve as Independent Trustees, independence from the Trust’s manager and advisers, their affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Trust operates. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perceptions about future issues and needs.

The Independent Trustees Committee’s purposes are (i) to review arrangements between the fund and its service providers, including the review of the Trust’s advisory and distribution arrangements in accordance with the 1940 Act; (ii) to carry out the responsibilities of independent trustees pursuant to Rule 38a-1 under the 1940 Act; (iii) to provide Independent Trustees an opportunity to exchange views and formulate positions separately from management; and (iv) to oversee issues related to the Independent Trustees that are not specifically delegated to another Board Committee.

As an integral part of its responsibility for oversight of the fund in the interests of shareholders, the Board oversees risk management of the fund’s investment program and business affairs. The Board views risk management as an important responsibility of management and has emphasized to the manager the importance of maintaining vigorous risk management programs. Oversight of the risk management process is part of the Board’s general oversight of the fund and its service providers. The Board exercises oversight of the risk management processes through oversight by the full Board.

The fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. Under the overall supervision of the Board, the fund, the manager, and the affiliates of the manager, or other service providers to the fund, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the other service providers such as the fund’s independent accountant, make reports to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the trustees as to risk management matters are typically summaries of the relevant information. Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

During the fiscal year ended December 31, 2013, the Board met seven times, the Audit Committee met four times, the Nominating Committee did not meet and the Independent Trustees Committee met five times.

The following table shows each trustee’s ownership of shares of the fund and of all the Legg Mason Funds served by the trustee as of December 31, 2013:

Name of Trustee	Dollar Range of Equity Securities in the fund ($)	Aggregate Dollar Range of Shares in the Legg Mason Funds Owned by Trustee ($)
INDEPENDENT TRUSTEES:

Hearn, Ruby P.	None	Over 100,000
Lehman, Arnold L.	Over 100,000	Over 100,000
Masters, Robin J.W.	Over 100,000	Over 100,000
McGovern, Jill E.	Over 100,000	Over 100,000
Mehlman, Arthur S.	Over 100,000	Over 100,000
O’Brien, G. Peter	Over 100,000	Over 100,000
Rowan, S. Ford	Over 100,000	Over 100,000
Tarola, Robert M.	50,001-100,000	Over 100,000

INTERESTED TRUSTEES:

Murphy, Jennifer W.	Over 100,000	Over 100,000
Fuller, Kenneth D.	None	None

As of December 31, 2013, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the fund’s manager or distributor, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager or distributor of the fund.

Information regarding compensation paid by the Trust to its Board is set forth below. The Independent Trustees receive an annual retainer plus a fee for each meeting of the Board attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. As interested persons of the fund, Ms. Murphy and Mr. Fuller do not receive compensation from the fund for their service as trustees, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

For serving as a trustee of certain of the Legg Mason mutual funds, each Independent Trustee receives an annual retainer of $95,000 and a fee of $9,000 for each regularly scheduled meeting he or she attends. Individual trustees may elect to defer all or a portion of their fees through deferred compensation plans. The Lead Independent Trustee receives additional compensation of $20,000 annually. The Chair of the Audit Committee receives additional compensation of $15,000 annually. The Vice Chair of the Audit Committee receives additional compensation of $5,000 annually. The Co-Chairs of the Nominating Committee receive additional compensation of $5,000 in any year where the Committee is active. Independent Trustees will also receive a fee of $3,750 or $1,250 for any special Board meeting they attend in person or by telephone, respectively. The Independent Trustees review the level of trustee compensation periodically in order to determine if adjustments are appropriate. This review is conducted in consultation with the fund’s counsel, independent trustee counsel and independent consultants, as the Independent Trustees deem appropriate. Changes in compensation will depend on, among other things, the number, type and size of funds overseen by the Independent Trustees, market changes in mutual fund trustee compensation, changes in the operational and regulatory environment and changes in the oversight role played by the Independent Trustees.

The following table provides certain information relating to the compensation of the Trust’s trustees. None of the Legg Mason Funds has any retirement plan for its trustees. However, each trustee may participate in a deferred compensation plan as discussed below.

Name of Person and Position	Aggregate Compensation from fund* ($)	Total Compensation from Legg Mason Funds** ($)	Total Compensation from Fund Complex*** ($)
INDEPENDENT TRUSTEES:
Hearn, Ruby P.—Trustee	17,491	131,250	131,250
Lehman, Arnold L.—Trustee	19,719	149,250	149,250

Name of Person and Position	Aggregate Compensation from fund* ($)	Total Compensation from Legg Mason Funds** ($)	Total Compensation from Fund Complex*** ($)
Masters, Robin J.W.—Trustee	16,241	130,000	130,000
McGovern, Jill E.—Trustee****	16,241	163,201	163,201
Mehlman, Arthur S.—Trustee	18,729	141,250	391,960
O’Brien, G. Peter—Trustee	17,491	131,250	381,960
Rowan, S. Ford—Trustee	17,491	130,000	130,000
Tarola, Robert M.—Trustee	17,491	131,250	131,250

INTERESTED TRUSTEES:
Murphy, Jennifer W.—Chair of the Board and Trustee	None	None	None
Fuller, Kenneth D.—President, Chief Executive Officer and Trustee	None	None	None

*	Represents compensation paid to each trustee by the fund for the fiscal year ended December 31, 2013.
**	Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2013 from the Legg Mason Funds. At the end of that period, there were 4 open-end investment companies in the Legg Mason Funds, consisting of 18 portfolios.
***	Represents aggregate compensation paid to each trustee during the calendar year ended December 31, 2013 from the Fund Complex.
****	The total amount of deferred compensation accrued by the Trust (including earnings or depreciation in value of amounts deferred) through December 31, 2013 for the participating trustee is as follows: Jill E. McGovern, $1,055,373.

Officers receive no compensation from the Trust, although they may be reimbursed by Legg Mason for reasonable out-of-pocket travel expenses for attending Board meetings.

On April 1, 2014, the trustees and officers of the Trust owned beneficially or of record in the aggregate less than 1% of any class of the fund’s outstanding shares.

On April 1, 2014, the following shareholders owned of record or beneficially 5% or more of a class of the outstanding shares of the fund. Unless otherwise indicated, each of the shareholders listed below may be contacted c/o Legg Mason Funds at 100 International Drive, 11th Floor, Baltimore, Maryland 21202, Attn: Kenneth D. Fuller.

NAME AND ADDRESS	CLASS	% OF CLASS HELD
Morgan Stanley & Co. Inc. Attn: Mutual Fund Operations Harborside Financial Center Plaza 2, 2nd Floor Jersey City, NJ 07311	A	29.25

UBS WM USA 499 Washington Blvd., 9th Floor Jersey City, NJ 07310-2055	A	14.58

LPL Financial fbo Customer Accounts P.O. Box 509046 San Diego, CA 92150-9046	A	10.69

Morgan Stanley & Co. Inc. Attn: Mutual Fund Operations Harborside Financial Center Plaza 2, 2nd Floor Jersey City, NJ 07311	C	58.11

NAME AND ADDRESS	CLASS	% OF CLASS HELD
Charles Schwab & Co., Inc. Special Custody Account Benefit of Customers 101 Montgomery Street San Francisco, CA 94104-4151	C	5.27

Charles Schwab & Co., Inc. Special Custody Account Benefit of Customers 101 Montgomery Street San Francisco, CA 94104-4151	FI	54.28

TD Ameritrade for the exclusive benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	FI	26.91

National Financial Services Corp 200 Liberty St., 5th Floor 1 World Financial Ctr. New York, NY 10281-1003	FI	6.74

MG Trust Company Cust. FBO Carson Dellosa Publishing, LLC 700 17th Street, Ste. 300 Denver, CO 80202-3531	R	9.93

EMJAYCO FBO Mattress Warehouse 401K P.O Box 17909 Milwaukee, WI 53217	R	8.93

EMJAYCO FBO Smokey Glen Farm Barbequers 401K 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	R	8.93

Shepherd Insurance, LLC. TTEE FBO Shepherd Insurance, LLC. 401(k) 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111-5002	R	6.11

LPL Financial fbo Customer Accounts P.O. Box 509046 San Diego, CA 92150-9046	I	42.59

Bill and Melinda Gates Foundation Trust 2365 Carillon Point Kirkland, WA 98033-7353	I	16.68

National Financial Services Corp 200 Liberty St., 5th Floor 1 World Financial Ctr. New York, NY 10281-1003	I	10.01

Morgan Stanley & Co. Inc. Attn: Mutual Fund Operations Harborside Financial Center Plaza 2, 2nd Floor Jersey City, NJ 07311	I	8.85

NAME AND ADDRESS	CLASS	% OF CLASS HELD
Charles Schwab & Co., Inc. Special Custody Account Benefit of Customers 101 Montgomery Street San Francisco, CA 94104-4151	I	8.25

The Fund’s Manager and Administrator

LMM, 100 International Drive, Baltimore, Maryland 21202, a Delaware limited liability company, is 50% owned by Legg Mason, Inc. (“Legg Mason”) and 50% owned, directly or indirectly, by Bill Miller. LMM serves as the fund’s investment adviser and manager under a Management Agreement (“Management Agreement”). Legg Mason Partners Fund Advisor, LLC (“LMPFA”), 620 Eighth Avenue, New York, New York 10018, serves as administrator to the fund under an Administrative Services Agreement (“Administrative Services Agreement”) with LMM.

LMPFA is a wholly-owned subsidiary of Legg Mason, a financial services holding company, which is also the parent of LMIS. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company.

The Management Agreement provides that, subject to overall direction by the Board, LMM manages or oversees the investment and other affairs of the fund. LMM is responsible for managing the fund consistent with the 1940 Act, the Code and the fund’s investment objective and policies described in its Prospectus and this SAI. The Management Agreement further provides that LMM is responsible, subject to the general supervision of the Board, for the actual management of the fund’s assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security.

LMM receives for its services to the fund a management fee, calculated daily and payable monthly, at an annual rate of 1.00% of the average daily net assets of the fund up to $100 million and 0.75% of its average daily net assets in excess of $100 million. Management fees are allocated among each class based on their pro rata share of fund assets.

For the fiscal years ended December 31, the fund paid LMM management fees of (prior to expenses reimbursed and/or fees waived):

Year	Management Fees Paid ($)
2013	10,501,210
2012	7,363,241
2011	10,909,530

For the fiscal years ended December 31, 2013, December 31, 2012 and December 31, 2011, LMM did not waive any fees or reimburse any expenses.

Under the Administrative Services Agreement, LMPFA is obligated to (a) furnish the fund with office space and executive and other personnel necessary for the operation of the fund; (b) supervise all aspects of the fund’s operations; (c) bear the expense of certain informational and purchase and redemption services to the fund’s shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses and preparing proxy materials, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the fund’s officers and trustees. LMPFA and its affiliates pay all compensation of trustees and officers of the fund who are officers, trustees or employees of LMPFA. The fund pays all of its expenses which are not expressly assumed by LMPFA. These expenses include, among others, interest expense, taxes, brokerage fees and commissions, expenses of preparing and setting in type prospectuses, statements of additional information, proxy statements and reports to shareholders and of printing and distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to LMIS, the fund’s distributor, compensation of the Independent Trustees, legal and audit expenses, insurance expense, shareholder meetings, proxy solicitations, expenses of registering and qualifying fund shares for sale under federal and state law, governmental fees, and expenses incurred in connection with membership in investment company organizations. The fund also is liable for such nonrecurring expenses as may arise, including litigation to which the fund may be a party. The fund may also have an obligation to indemnify its trustees and officers with respect to litigation.

For its services to the fund, LMM (not the fund) has agreed to pay LMPFA a fee, calculated daily and payable monthly, of 0.05% of the average daily net assets of the fund. LMPFA has agreed to waive all fees payable to it under the agreement indefinitely.

Under the Management Agreement and Administrative Services Agreement, LMM and LMPFA, respectively, will not be liable for any error of judgment or mistake of law or for any loss by the fund in connection with the performance of the Management Agreement or Administrative Services Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the respective agreement.

The Management Agreement and Administrative Services Agreement each terminate automatically upon assignment and are terminable at any time without penalty by vote of the Board, by vote of a majority of the fund’s outstanding voting securities, or by LMM or LMPFA, respectively, on not less than 60 days’ notice to the other party to the agreement, and may be terminated immediately upon the mutual written consent of all parties to the agreement.

Portfolio Managers

Bill Miller, CFA, Managing Member of LMM has been a portfolio manager of the fund and has been primarily responsible for its day-to-day management since its inception and has been co-portfolio manager since 2014. Samantha McLemore has been assistant portfolio manager to the fund since 2008 and co-portfolio manager since 2014. The tables below provide information regarding other accounts for which Mr. Miller and Ms. McLemore have day-to-day management responsibility.

Bill Miller

As of December 31, 2013(a):

Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($)
Registered Investment Companies	0	0	0	0
Other pooled investment vehicles	1	42,905,351	0	0
Other accounts	3	110,739,517	0	0

(a)	The fund serves as a model portfolio for another pooled investment vehicle managed on a day-to-day basis by another LMM portfolio manager. As of December 31, 2013 the total assets in this vehicle were $218,874,554. This investment vehicle does not pay a performance fee.

Bill Miller serves as Managing Member for LMM. He has an ownership interest in LMM and, therefore, receives a portion of its profits. He is also eligible to receive employee benefits, including, but not limited to, health care and other insurance benefits, participation in a 401(k) program, and participation in other deferred compensation plans.

Bill Miller and Samantha McLemore have day-to-day management responsibility for other accounts. The management of multiple accounts by the co-portfolio managers may create the potential for conflicts to arise. For example, the co-portfolio managers make investment decisions for each account based on the investment guidelines, cash flows and other factors that the co-portfolio managers believe are applicable to that account. Consequently, the co-portfolio managers may purchase (or sell) the same security for multiple accounts at different times. The co-portfolio managers may also manage accounts whose style, objectives and policies differ from those of the fund. Trading activity appropriate for one account managed by the co-portfolio managers may have adverse consequences for another account managed by the co-portfolio managers. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the fund maintained its position in the security. A potential conflict may also arise since the co-portfolio managers are responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for a co-portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This potential conflict may be heightened where an account is subject to a performance-based fee. The co-portfolio managers’ personal investing may also give rise to potential conflicts of interest. LMM has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

The fee schedule for the fund does not contain the same breakpoints that apply to certain of the other accounts managed by the co-portfolio managers, therefore the effective fee paid by the fund may be higher than the effective fee paid by the other accounts described above.

In the opinion of the manager for the fund, the co-portfolio managers’ simultaneous management of the fund and the accounts included in the table above, all of which are subject to LMM’s compliance policies and procedures, does not create any material conflicts of interests.

As of December 31, 2013, Mr. Miller beneficially owned shares of Opportunity Trust with a value in excess of $1,000,000.

Samantha McLemore

As of December 31, 2013:

Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($)
Registered Investment Companies	0	0	0	0
Other pooled investment vehicles	2	261,779,905	0	0
Other accounts	0	0	0	0

Samantha McLemore is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of Ms. McLemore’s accounts relative to the S&P 500 Composite Stock Index (with dividends reinvested), her performance over various other time periods, the total value of the assets she manages, her contribution to the manager’s research process, the profitability of LMM and Ms. McLemore’s contribution to profitability, and trends in industry compensation levels and practices.

Ms. McLemore is eligible to receive employee benefits, including, but not limited to, health care and other insurance benefits, participation in a 401(k) program, and participation in other deferred compensation plans.

As of December 31, 2013, Ms. McLemore beneficially owned shares of Opportunity Trust with a value between $100,001 and $500,000.

Code of Ethics

The fund, LMM, LMPFA and LMIS each has adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code of ethics. Copies of the codes of ethics of the fund, LMM, LMPFA and LMIS are on file with the SEC.

Proxy Voting

As the fund holds various equity securities in its portfolio, it will have the right to vote by proxy on items of business with respect to the issuers whose securities it owns. The Legg Mason Funds have developed proxy voting procedures whereby, subject to Board oversight, the advisers and/or subadvisers that actually manage the assets of each fund are delegated the responsibility for assessing and voting the fund’s proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the fund and its adviser and the adviser’s affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge through http://www.leggmason.com/IndividualInvestors (click on the name of the fund) or the SEC’s Internet site at http://www.sec.gov.

Portfolio Transactions and Brokerage

The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation.

For the fiscal years ended December 31, the fund’s portfolio turnover rates were as follows:

Year	Portfolio Turnover Rate (%)
2013	17
2012	35

Variations in the fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption orders or market conditions.

Under the Management Agreement, LMM is responsible for the execution of the fund’s portfolio transactions. LMM places all orders for the purchase and the sale of portfolio investments with broker/dealers selected by it in its discretion. Transactions on stock exchanges and other agency transactions involve the payment by the fund of brokerage commissions. There is generally no stated commission in the case of securities, such as U.S. Government securities, traded in the OTC markets, but the price paid by the fund usually includes an undisclosed dealer commission or markup. In selecting brokers or dealers, the adviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to broker/dealers who provide research and analysis. The fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the fund LMM also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the services described below), any risk assumed by the executing broker or dealer and, if applicable, arrangements for payment of fund expenses.

Consistent with the policy of most favorable price and execution, LMM may give consideration to research, statistical and other services furnished by broker/dealers to it for its use, may place orders with broker/dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these broker/dealers a higher brokerage commission than may be charged by other broker/dealers, or a higher transaction fee on so-called “riskless principal” trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to LMM in connection with services to clients other than the fund whose brokerage generated the service. On the other hand, research and analysis received by LMM from brokers executing orders for clients other than the fund may be used for the fund’s benefit. LMM’s fee is not reduced by reason of their receiving such brokerage and research services.

As manager, LMM may allocate brokerage transactions to broker/dealers who allocate a portion of the commissions paid by the fund toward the reduction of the fund’s expenses payable to third-party service providers other than LMM or its affiliates. The transaction quality must, however, be comparable to that of other qualified broker/dealers. Neither LMM nor its affiliates receive any direct or indirect benefit from these arrangements.

The fund may use brokerage firms affiliated with the adviser (“affiliated broker”) as its broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliated brokers will not exceed “usual and customary brokerage commissions.” Rule 17e-1 under the 1940 Act defines “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” In the OTC market, the fund generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

For the fiscal years ended December 31, the fund paid the following brokerage commissions:

Year	Brokerage Commissions Paid ($)
2013	1,164,886
2012	2,515,519
2011	3,736,149

No brokerage commissions were paid to affiliated persons of the fund, LMM or LMIS during the fund’s last three fiscal years.

During the fiscal year ended December 31, 2013, the fund acquired the following securities of its regular broker/dealers or their parents; JPMorgan Chase & Co. and Citigroup Global Markets, Inc.

As of December 31, 2013, the fund owned securities of its regular broker/dealers or their parent companies as follows:

Entity	Market Value of Shares Held ($000’s)
JPMorgan Chase & Co.	40,543
Citigroup Global Markets, Inc.	40,385
Morgan Stanley	18,816

Except as permitted by SEC rules or orders, the fund may not buy securities from, or sell securities to, LMIS or its affiliated persons as principal, including so-called “riskless principal” trades. The Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in certain underwritings in which LMIS or any of its affiliated persons is a participant. These procedures, among other things, limit the fund’s investment in the amount of securities of any class of securities offered in an underwriting in which LMIS or any of its affiliated persons is a participant so that the fund, together with all other registered investment companies having the same adviser and all private accounts controlled by the same adviser, may not purchase more than 25% of the principal amount of the offering of such class. In addition, the fund may not purchase securities during the existence of an underwriting if LMIS is the sole underwriter of those securities. In no case in which the fund purchases securities in an underwriting in which LMIS or any affiliated person is a participant can the fund purchase the securities from LMIS or the affiliated person.

Section 11(a) of the Securities Exchange Act of 1934, as amended, prohibits LMIS from receiving compensation for executing transactions on an exchange for its affiliates, such as the fund, unless the affiliate expressly consents by written contract. The fund’s Management Agreement expressly provides such consent.

Investment decisions for the fund are made independently from those of other funds and accounts advised by LMM. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account’s ability to participate in large-volume transactions may produce better executions and prices.

The Fund’s Distributor

LMIS acts as distributor of the fund’s shares pursuant to a Distribution Agreement with the fund. Except as noted in the Prospectus, the fund’s shares are distributed in a continuous offering. The Distribution Agreement obligates LMIS to promote the sale of fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of summary prospectuses, prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the fund’s expense) and for supplementary sales literature and advertising costs. The Distribution Agreement is terminable with respect to the fund without penalty, at any time, by the Board, by a vote of the holders of a majority of the shares of the fund, or by LMIS upon 60 days’ notice to the other party.

Initial Sales Charge

The aggregate dollar amounts of initial sales charge on Class A shares received by the distributor were as follows:

For the fiscal year ended December 31	Total Commissions Received ($)	Amounts Retained by Distributor ($)
2013	248,792	50,220
2012	26,506	3,455
2011	30,609	3,727

Contingent Deferred Sales Charges

The aggregate dollar amount of contingent deferred sales charges on Class A and Class C shares received and retained by the distributor were as follows:

Class A Shares

For the fiscal year or period ended December 31	Amounts Received and Retained by Distributor ($)
2013	2
2012	337
2011	195

Class C Shares

For the fiscal year ended December 31	Amounts Received and Retained by Distributor ($)
2013	26,479
2012	22,530
2011	56,811

The fund has adopted Distribution Plans for Class A shares (“Class A Plan”), for Class C shares (“Class C Plan”), for Class FI shares (“Class FI Plan”), for Class R shares (“Class R Plan”) and for Class R1 shares (“Class R1 Plan”) (each a “Plan”) which, among other things, permits the fund to pay LMIS fees for its services related to sales and distribution of Class A shares, Class C shares, Class FI shares, Class R shares and Class R1 shares, and the provision of ongoing services to holders of those shares. Payments with respect to a class are made only from assets attributable to that class. Under the Class A Plan, the aggregate fees may not exceed an annual rate of 0.25% of the fund’s average daily net assets attributable to Class A shares. Under the Class C Plan, the aggregate fees may not exceed an annual rate of 1.00% of the fund’s average daily net assets attributable to Class C shares. Under the Class FI Plan the aggregate fees may not exceed an annual rate of 0.25% of the fund’s average daily net assets attributable to Class FI shares. Under the Class R Plan, the aggregate fees may not exceed an annual rate of 0.50% of the fund’s average daily net assets attributable to Class R shares. Under the Class R1 Plan, the aggregate fees may not exceed an annual rate of 1.00% of the fund’s average daily net assets attributable to Class R1 shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to the respective class of shares only. LMIS may pay all or a portion of the fees to Financial Advisers. The Class A Plan and Class C Plan also provide that LMIS and Financial Advisers may receive all or a portion of the sales charges paid by Class A or Class C, respectively.

Amounts payable by the fund under a Plan need not be directly related to the expenses actually incurred by LMIS on behalf of the fund. The Plans do not obligate the fund to reimburse LMIS for the actual expenses LMIS may incur under the Plans. Thus, even if LMIS’ actual expenses exceed the fee payable to LMIS at any given time, the fund will not be obligated to pay more than that fee. If LMIS’ expenses are less than the fee it receives, LMIS will retain the full amount of the fee.

The Plans were each adopted, as required by Rule 12b-1 under the 1940 Act, by a vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of any Plan or any Distribution Agreement (“12b-1 Trustees”). In approving the establishment or continuation of each Plan, in accordance with the requirements of Rule 12b-1, the 12b-1 Trustees determined that there was a reasonable likelihood that the Plan would benefit the fund, the applicable class and its shareholders. The 12b-1 Trustees considered, among other things, the extent to which the potential benefits of each Plan to the fund’s Class A, Class C, Class FI, Class R and Class R1 shareholders, as applicable, could offset the costs of that Plan;

the likelihood that each Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to each Plan; and the extent to which the retention of assets and additional sales of the fund’s Class A shares, Class C shares, Class FI shares, Class R shares and Class R1 shares, as applicable, would be likely to maintain or increase the amount of compensation paid by the fund to LMM.

In considering the costs of each Plan, the 12b-1 Trustees gave particular attention to the fact that any payments made by the fund to LMIS under a Plan would increase the fund’s level of expenses applicable to Class A, Class C, Class FI, Class R and Class R1 in the amount of such payments. Further, the 12b-1 Trustees recognized that LMM and LMPFA would earn greater management, advisory and administration fees if the fund’s assets were increased, because such fees are calculated as a percentage of the fund’s assets and thus would increase if net assets increase. The 12b-1 Trustees further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plans were implemented.

Among the potential benefits of the Plans, the 12b-1 Trustees noted that the payment of distribution and service fees to LMIS for payment to securities brokers and their registered representatives could motivate them to improve their sales efforts with respect to the fund’s Class A shares, Class C shares, Class FI shares, Class R shares and Class R1 shares as applicable, and to maintain and enhance the level of services they provide to that class of shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses could serve to offset, at least in part, the additional expenses incurred by the fund in connection with a Plan. Furthermore, the investment management of the fund could be enhanced, as any net inflows of cash from new sales might enable its portfolio managers to take advantage of attractive investment opportunities, and the possible reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

As compensation for its services and expenses, LMIS receives from the fund an annual service fee equivalent to 0.25% of its average daily net assets attributable to Class A shares in accordance with the Class A Plan. As compensation for its services and expenses, LMIS receives from the fund an annual distribution fee equivalent to 0.75% of its average daily net assets attributable to Class C shares and an annual service fee equivalent to 0.25% of its average daily net assets attributable to Class C shares in accordance with the Class C Plan. As compensation for its services and expenses, LMIS is authorized to receive from the fund an annual service fee equivalent to up to 0.25% of its average daily net assets attributable to Class FI shares in accordance with the Class FI Plan. As compensation for its services and expenses, LMIS is authorized to receive from the fund an annual distribution fee equivalent to up to 0.25% of the fund’s average daily net assets attributable to Class R shares and an annual service fee equivalent to up to 0.25% of its average daily net assets attributable to Class R shares in accordance with the Class R Plan. As compensation for its services and expenses, LMIS receives from the fund an annual distribution fee equivalent to 0.75% of its average daily net assets attributable to Class R1 shares and an annual service fee equivalent to 0.25% of its average daily net assets attributable to Class R1 shares in accordance with the Class R1 Plan. All distribution and service fees are calculated daily and paid monthly.

Each Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board, including a majority of the 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan. A Plan may be terminated with respect to a class of the fund by a vote of a majority of the 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the applicable class of the fund. Any change in a Plan that would materially increase the distribution costs to the fund requires approval by the shareholders of the applicable class of the fund; otherwise a Plan may be amended by the trustees, including a majority of the 12b-1 Trustees.

In accordance with Rule 12b-1, each Plan provides that LMIS will submit to the Board, and the trustees shall review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which the expenditures were made.

For the fiscal year ended December 31, 2013, the fund incurred distribution and service fees of $199,088 with respect to Class A shares, $7,631,156 with respect to Class C shares, $197,903 with respect to Class FI shares and $24,691 with respect to Class R shares.

All such fees were paid to LMIS, the fund’s principal underwriter as provided for in the underwriting agreement between LMIS and the fund and pursuant to the Plans.

For the fiscal year ended December 31, 2013, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total ($)
A	185,725	0	43,975	2	229,702
C	6,806,860	437,907	93,143	21	7,337,931
FI	189,385	0	81,162	1	270,548
R	24,148	0	6,984	0	31,132

The manager, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Employees of the manager, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. The manager and its advisory or other personnel may also benefit from increased amounts of assets under management.

Financial intermediaries, including broker/dealers, investment advisers, financial consultants or advisers, mutual fund supermarkets, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, financial intermediaries may receive compensation from the fund (with respect to the fund as a whole or a particular class of shares) and/or from the manager, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

LMIS has agreements in place with financial intermediaries defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by the fund. These financial intermediaries then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The financial intermediary, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, the manager and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the financial intermediaries from their past profits and other available sources, including profits from their relationships with the fund. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by the fund. The manager, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, the manager and LMIS generally expect to receive the opportunity for the fund to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the fund, the manager and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from the fund.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular financial intermediary. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, the manager and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the fund on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, LMIS, the manager and/or certain of their affiliates may pay certain education and training costs of financial intermediaries (including, in some cases, travel expenses) to train and educate the personnel of the financial intermediaries. It is likely that financial intermediaries that execute portfolio transactions for the fund will include those firms with which the manager, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

The fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the fund may pay financial intermediaries for certain recordkeeping, administrative, subaccounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (NSCC). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. LMIS, the Manager and/or their affiliates may make all or a portion of these payments.

In addition, the fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from financial intermediaries, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, the manager or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for financial intermediaries and their employees or associated persons to recommend or sell shares of the fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. Please contact your financial intermediary for details about any payments it (and its employees) may receive from the fund and/or from LMIS, the manager and/or their affiliates. You should review your financial intermediary’s disclosure and/or talk to your broker/dealer or financial intermediary to obtain more information on how this compensation may have influenced your broker/dealer’s or financial intermediary’s recommendation of the fund.

The Trust

The certificate of trust to establish the Trust was filed with the State of Maryland on February 22, 2012. The fund is a series of the Trust, a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the “trustees”) and shareholders of the Trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the Trust’s declaration of trust (referred to in this section as the “Declaration”). Some of the more significant provisions of the Declaration are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares. Voting rights are not cumulative.

Election and Removal of Trustees. The Declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining trustees. The provisions of the Declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration. The trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or employees of the Trust, or that limits the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares. The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. All shares in the fund are fully paid and nonassessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation, or as the trustees otherwise decide.

Small Accounts. The Declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the Declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the trustees may establish series and classes in addition to those currently established and determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of the fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation. The Declaration limits a trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent trustees determines that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not consistent with the standard of performance required of the trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The Declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

The Fund’s Custodian and Transfer and Dividend-Disbursing Agent

State Street Bank and Trust Company (“State Street”), P.O. Box 1713, Boston, MA 02105, serves as custodian of the fund’s assets. BFDS, P.O. Box 953, Quincy, MA 02171, as agent for State Street, serves as transfer and dividend-disbursing agent to the fund and administrator of various shareholder services. Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched. The fund reserves the right to institute other charges on shareholders to cover the fund’s administrative costs.

The Fund’s Legal Counsel

K&L Gates LLP, 1601 K Street NW, Washington, DC 20006-1600, serves as counsel to the fund.

The Fund’s Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 1900, Baltimore, MD 21202, serves as independent registered public accounting firm to the fund.

Financial Statements

The Annual Report to shareholders for the fiscal year ended December 31, 2013, contains the fund’s financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, the fund’s independent registered public accounting firm, all of which are hereby incorporated by reference herein (filed by Legg Mason Investment Trust on behalf of the fund on February 24, 2014 (Accession Number 0001193125-14-064577)).

APPENDIX A

Credit Rating Descriptions

Description of Moody’s Investors Service, Inc. (“Moody’s”) Ratings:

The following descriptions of Moody’s ratings have been published by Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

Aaa—Obligations rated Aaa are judged to be of the highest quality and are subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and are subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s (“S&P”) Ratings:

The following descriptions of S&P’s ratings have been published by Standard & Poor’s Financial Service LLC.

Long-Term Issue Credit Ratings

AAA—An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-)—The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR—This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings—S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

APPENDIX B

LEGG MASON FUNDS

Proxy Voting Policies

(Revised 8/11/2004)

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1.	Voting Proxies—Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2.	Proxy Voting Policies of Advisers to Legg Mason Funds—Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3.	Funds’ Proxy Voting Policies and Procedures—The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers’ policies for the voting of the funds’ proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason funds and shall provide such records to the funds upon request.

4.	Annual Review—An adviser’s proxy voting policies and procedures must be initially reviewed and their use on behalf of a Legg Mason fund approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were made inconsistent with the adviser’s stated proxy voting policies and procedures.

5.	Changes to Advisers’ Policies and Procedures—On an annual basis, any changes to an adviser’s proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

LMM LLC

Proxy Principles and Procedures

OVERVIEW

LMM LLC (LMM) has implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMM takes into consideration its duty to its clients and all other relevant facts available to LMM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

PRINCIPLES

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company’s Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance—Equity shareholders are owners of the business—company boards and management teams are ultimately accountable to them. LMM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

Allow responsible management teams to run the business—LMM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMM opposes proposals that limit management’s ability to do this. LMM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMM’s proxy voting guidelines, which are attached as Schedule A, for more details.

PROCEDURES

Oversight

LMM’s Managing Member has full authority to determine LMM’s proxy voting principles and vote proxies on behalf of LMM’s clients. The Managing Member may delegate oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more portfolio managers. No less than annually, LMM will review existing principles and procedures in light of LMM’s duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

LMM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMM will vote all proxies it receives. However, LMM may refrain from voting in certain circumstances. For instance,

LMM generally intends to refrain from voting a proxy if the company’s shares are no longer held by LMM’s clients at the time of the meeting. Additionally, LMM may refrain from voting a proxy if LMM concludes the potential impact on shareholders’ interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Proxy Administration

LMM instructs each client custodian to forward proxy materials to LMM. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMM. LMM, or its authorized designee, may use Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

Compliance Review

A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMM, or its employees, and LMM’s clients. LMM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMM or its affiliates.

1. Identifying Potential Conflicts. In identifying potential conflicts of interest the Compliance Officer will review the following issues:

(a) Whether there are any business or personal relationships between LMM, or an employee of LMM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMM to vote in a manner that is not consistent with the best interests of its clients;

(b) Whether LMM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

(c) Whether the LMM employee voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the LMM employee votes the shares.

2. Assessing Materiality. A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the authorized LMM employee for voting.

If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

(a) The Compliance Officer will consult with representatives of LMM’s senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

(b) After the determination is made, the following procedures will apply:

(i) If the final determination is that the potential conflict is not material, the proxy issue will be forwarded to the authorized LMM employee for voting.

(ii) If the final determination is that the potential conflict is material, LMM will adhere to the following procedures:

A. If LMM’s Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMM will vote according to the Guidelines.

B. If the issues presented for vote are not definitively addressed in the Guidelines, LMM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

Proxy Administration

LMM’s proxy administrator:

1. Provides custodians with instructions to forward proxies to LMM for all clients for whom LMM is responsible for voting proxies;

2. Reconciles the number of shares indicated on the proxy ballot with LMM’s internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

3. Will use best efforts to obtain missing proxies from custodians;

4. Informs the Compliance Officer and LMM employee authorized to vote if the company’s shares are no longer held by Firm clients as of the meeting date;

5. Ensures that the Compliance Officer and LMM employee authorized to vote are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

6. Follows instructions from the Compliance Officer or LMM employee authorized to vote as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

7. Obtains evidence of receipt and maintains records of all proxies voted.

Record Keeping

The following documents are maintained onsite for two years and in an easily accessible place for another three years:

1. A copy of all policies and procedures maintained by LMM during the applicable period relating to proxy voting;

2. A copy of each proxy statement received regarding client securities (LMM intends to rely on the availability of such documents through the Securities and Exchange Commission’s EDGAR database);

3. A record of each vote cast by LMM on behalf of a client (LMM is beneficiary of an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMM promptly upon request);

4. A copy of each document created by LMM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

5. A copy of each written client request for information on how LMM voted proxies on behalf of such client, and a copy of any written response provided by LMM to any (written or oral) request for information on how LMM voted proxies on behalf of such client.

Schedule A

Proxy Voting Guidelines

LMM maintains these proxy-voting guidelines, which set forth the manner in which LMM generally votes on issues that are routinely presented. Please note that for each proxy vote LMM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

Four principal areas of interest to shareholders:

1) Obligations of the Board of Directors

2) Compensation of management and the Board of Directors

3) Take-over protections

4) Shareholders’ rights

Proxy Issue	LMM Guideline
BOARD OF DIRECTORS

Independence of Boards of Directors: majority of unrelated directors, independent of management	For

Nominating Process: independent nominating committee seeking qualified candidates, continually assessing directors and proposing new nominees	For

Size and Effectiveness of Boards of Directors: Boards must be no larger than 15 members	For

Cumulative Voting for Directors	For

Staggered Boards	Against

Separation of Board and Management Roles (CEO/Chairman)	Case-by-Case

Compensation Review Process: compensation committee comprised of outside, unrelated directors to ensure shareholder value while rewarding good performance	For

Director Liability & Indemnification: support limitation of liability and provide indemnification	For

Audit Process	For

Board Committee Structure: audit, compensation, and nominating and/or governance committee consisting entirely of independent directors	For

Monetary Arrangements for Directors: outside of normal board activities amts should be approved by a board of independent directors and reported in proxy	For

Fixed Retirement Policy for Directors	Case-by-Case

Ownership Requirement: all Directors have direct and material cash investment in common shares of Company	For

Proposals on Board Structure: (lead director, shareholder advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)	For

Annual Review of Board/CEO by Board	For

Periodic Executive Sessions Without Mgmt (including CEO)	For

Votes for Specific Directors	Case-by-Case

- Continued -

Proxy Issue	LMM Guideline
MANAGEMENT AND DIRECTOR COMPENSATION

Stock Option and Incentive Compensation Plans:	Case-by-Case

Form of Vehicle: grants of stock options, stock appreciation rights, phantom shares and restricted stock	Case-by-Case

Price	Against plans whose underlying securities are to be issued at less than 100% of the current market value

Re-pricing: plans that allow the Board of Directors to lower the exercise price of options already granted if the stock price falls or under-performs the market	Against

Expiry: plan whose options have a life of more than ten years	Case-by-Case

Expiry: “evergreen” stock option plans	Against

Dilution:	Case-by-Case - taking into account value creation, commitment to shareholder-friendly policies, etc.

Vesting: stock option plans that are 100% vested when granted	Against

Performance Vesting: link granting of options, or vesting of options previously granted, to specific performance targets	For

Concentration: authorization to allocate 20% or more of the available options to any one individual in any one year	Against

Director Eligibility: stock option plans for directors if terms and conditions are clearly defined and reasonable	Case-by-Case

Change in Control: stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares	Against

Change in Control: change in control arrangements developed during a take-over fight specifically to entrench or benefit management	Against

Change in Control: granting options or bonuses to outside directors in event of a change in control	Against

Board Discretion: plans to give Board broad discretion in setting terms and conditions of programs	Against

Employee Loans: Proposals authorizing loans to employees to pay for stock or options	Against

Director Compensation: % of directors’ compensation in form of common shares	For

Golden Parachutes	Case-by-Case

Expense Stock Options	For

Severance Packages: must receive shareholder approval	For

Lack of Disclosure about Provisions of Stock-based Plans	Against

Reload Options	Against

Plan Limited to a Small Number of Senior Employees	Against

Employee Stock Purchase Plans	Case-by-Case

- Continued -

Proxy Issue	LMM Guideline
TAKEOVER PROTECTIONS

Shareholder Rights Plans: plans that go beyond ensuring the equal treatment of shareholders in the event of a bid and allowing the corp. enough time to consider alternatives to a bid	Against

Going Private Transaction, Leveraged Buyouts and Other Purchase Transactions	Case-by-Case

Lock-up Arrangements: “hard” lock-up arrangements that serve to prevent competing bids in a takeover situation	Against

Crown Jewel Defenses	Against

Payment of Greenmail	Against

“Continuing Director” or “Deferred Redemption” Provisions: provisions that seek to limit the discretion of a future board to redeem the plan	Against

Change Corporation’s Domicile: if reason for re-incorporation is to take advantage of protective statutes (anti-takeover)	Against

Poison Pills: receive shareholder ratification	For

Redemption/Ratification of Poison Pill	For

SHAREHOLDERS’ RIGHTS

Confidential Voting by Shareholders	For

Dual-Class Share Structures	Against

Linked Proposals: with the objective of making one element of a proposal more acceptable	Against

Blank Check Preferred Shares: authorization of, or an increase in, blank check preferred shares	Against

Supermajority Approval of Business Transactions: management seeks to increase the number of votes required on an issue above two-thirds of the outstanding shares	Against

Increase in Authorized Shares: provided the amount requested is necessary for sound business reasons	For

Shareholder Proposals	Case-by-Case

Stakeholder Proposals	Case-by-Case

Issuance of Previously Authorized Shares with Voting Rights to be Determined by the Board without Prior Specific Shareholder Approval	Against

“Fair Price” Provisions: Measures to limit ability to buy back shares from particular shareholder at higher-than-market prices	For

Preemptive Rights	For

Actions altering Board/Shareholder Relationship Require Prior Shareholder Approval (including “anti-takeover” measures)	For

Allow Shareholder action by written consent	For

Allow Shareholders to call Special Meetings	For

Social and Environmental Issues	As recommended by Company Management

Reimbursing Proxy Solicitation Expenses	Case-by-Case

Legg Mason Investment Trust

Part C.		Other Information

Item 28.		Exhibits

(a)	(i)	Certificate of Trust – (1)

	(ii)	Declaration of Trust – (1)

	(iii)	Schedules A and B to the Declaration of Trust – (1)

(b)	Bylaws – (1)

(c)	Instruments defining rights of security holders with respect to Legg Mason Investment Trust are contained in the Declaration of Trust and in the Bylaws which are incorporated by reference to Exhibits (a) and (b) (1)

(d)	(i)	Management Agreement (6)

	(ii)	Investment Advisory Agreement (6)

	(iii)	Administrative Services Agreement (6)

(e)	(i)	Distribution Agreement (6)

	(ii)	Anti-Money Laundering Delegation Agreement (2)

	(iii)	Amended Attachment A to the Anti-Money Laundering Delegation Agreement (6)

	(iv)	Dealer Agreement (3)

(f)	Bonus, profit sharing or pension plans - none

(g)	(i)	Custodian Contract (6)

(h)	(i)	Transfer Agency and Services Agreement (4)

	(ii)	Amended Schedule A to the Transfer Agency and Services Agreement (6)

	(iii)	Agreement and Plan of Reorganization and Dissolution (6)

(i)	Opinion and consent of counsel (filed herewith)

(j)	Consent of Independent Registered Public Accounting Firm (filed herewith)

(k)	Financial statements omitted from Item 27 – not applicable

(l)	Agreement for providing initial capital – none

(m)	(i)	Class A Distribution Plan pursuant to Rule 12b-1 (6)

	(ii)	Class C Distribution Plan pursuant to Rule 12b-1 (6)

	(iii)	Class FI Distribution Plan pursuant to Rule 12b-1 (6)

	(iv)	Class R Distribution Plan pursuant to Rule 12b-1 (6)

	(v)	Class R1 Distribution Plan pursuant to Rule 12b-1 (6)

(n)	Multiple Class Plan pursuant to Rule 18f-3 (6)

(p)	Code of ethics for the fund, its investment adviser, and its principal underwriter

	(i)	Legg Mason & Co., LLC (5)

	(ii)	LMM LLC (7)

(1)	Incorporated herein by reference to the corresponding exhibit of the initial Registration Statement of Legg Mason Investment Trust, SEC File No. 333-179640, filed February 23, 2012.
(2)	Incorporated herein by reference to the corresponding exhibit of Pre-Effective Amendment No. 1 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed November 30, 2009.
(3)	Incorporated herein by reference to the corresponding Exhibit of Post Effective Amendment No. 22 to the Registration Statement of Legg Mason Capital Management Growth Trust, Inc., SEC File No. 33-89090, filed April 27, 2006.
(4)	Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 38 to the Registration Statement of Western Asset Funds, Inc., SEC File No. 33-34929, filed April 27, 2009.
(5)	Incorporated herein by reference to the corresponding exhibit of the initial Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed October 13, 2009.
(6)	Incorporated herein by reference to the corresponding exhibit of Pre-Effective Amendment No. 1 to the Registration Statement of Legg Mason Investment Trust, SEC File No. 333-179640, filed April 23, 2012.
(7)	Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 67 to the Registration Statement of Legg Mason Global Asset Management Trust, SEC File No. 333-162441, filed December 13, 2013.

Item 29.	Persons Controlled By or Under Common Control with Registrant

None

Item 30.	Indemnification

Reference is made to Article 9 of Registrant’s Declaration of Trust, which provides, in summary, that to the extent permitted by law, officers and trustees shall be indemnified by Registrant against liabilities and expense incurred by such persons in connection with claims, actions, suits, or proceedings arising out of their offices or duties of employment.

In Section 10 of the Distribution Agreement relating to the securities offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (“Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Manager and Investment Advisers

I. LMM LLC (“LMM”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMM have been engaged as director, officer, employee, partner, or trustee.

William H. Miller III	Managing Member, LMM

II. Legg Mason Investment Counsel, LLC (“LMIC”) is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMIC have been engaged as director, officer, employee, partner or trustee.

Thomas C. Merchant	Vice President and Assistant Secretary, LMPFA
Secretary, Brandywine
Secretary, ClearBridge
Secretary, LMIC
Vice President and Secretary, NS
Executive Vice President, General Counsel and Secretary, Legg Mason, Inc.
Secretary, LeggCo
Secretary, The Baltimore Co.
Assistant Secretary, Bartlett
Secretary, BMML
Secretary, FG
Secretary, GCIM
Secretary, LM Canada Hldg
Secretary, LMCF
Secretary, LMCRES
Secretary, LMIH
Secretary, LMIH II
Secretary, LMIH Chile
Secretary, LM Properties
Secretary, LMPAC
Secretary, LMREC
Secretary, LMREC II
Secretary, LMRESA
Secretary, LMRC
Secretary, LMRG
Secretary, LMRP
Secretary, LMTS
Secretary, LM Tower
Secretary, LMCC
Secretary, LMCS I
Secretary, LMCS II
Secretary, LMCS III
Secretary, LMCS IV
Secretary, LMCS V
Secretary, LMRC II
Secretary, LMRC Properties

Peter H. Nachtwey	Manager, LMPFA
Director and President, The Baltimore Co.
Director, Batterymarch
Director and President, BMML

Manager, Brandywine
Manager, Clear Adv
Director, Clear Asset
Manager, GCIM
Manager and President, GS
Manager and President, LeggCo
Manager, ClearBridge
Vice President and Treasurer, LMCF
Director and President, LMCRES
Director, LMFC
Manager, LMGAA
Sr. EVP and CFO, Legg Mason Inc
Chairman, LMPAC
Manager, LMIH
Manager, LMIH Chile
Manager, LMIC
Manager, LMPPG
Director and President, LMRESA
Director and President, LMRG
Director and President, LMRP
Director and President, LM Tower
Director and President, LM BAM
Manager and President, LMCS V
Manager, Royce
Manager, SBFM

Addresses for Item 31:

3040692 Nova Scotia Company (“NS”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

The Baltimore Company (“The Baltimore Co”)

100 International Drive

Baltimore, MD 21202

Batterymarch Financial Management, Inc. (“Batterymarch”)

200 Clarendon Street

Boston, MA 02116

BMML, Inc. (“BMML”)

100 International Drive

Baltimore, MD 21202

Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte Ltd. (“Brandywine Singapore”)

36 Robinson House, #18

City House

Singapore

BRE Group, Inc. (“BRE”)

36 East Fourth Street

Cincinnati, OH 45202

Clearbridge Investments, LLC (“Clear Inv”)

620 Eight Avenue

New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)

620 Eight Avenue

New York, NY 10018

Esemplia Emerging Markets, LLC (“Esemplia”)

10 Exchange Square, 9th Floor

Primrose Street

London, England EC2A 2EN

Fairfield Group, Inc. (“FG”)

200 Gibraltor Road

Horsham, PA 19044

Gray Seifert & Co (“GS”)

100 International Drive

Baltimore, MD 21202

Global Currents Investment Management, LLC (“GCIM”)

100 International Drive

Baltimore, MD 21202

ClearBridge, LLC (“ClearBridge”)

100 International Drive

Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

Legg Mason Charitable Foundation, Inc. (“LMCF”)

100 International Drive

Baltimore, MD 21202

Legg Mason Funding, Corp. (“LMFC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“LMGAA”)

620 8th Ave., 49th Floor

New York, NY 10018

Legg Mason, Inc.

100 International Drive

Baltimore, MD 21202

Legg Mason & Co. LLC (“LeggCo”)

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings II, LLC (“LMIH II”)

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings (Chile), LLC (“LMIH Chile”)

El Regidor No 66

Piso 10

Las Condes, Santiago

Chile

Legg Mason Investment Counsel, LLC (“LMIC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Investor Services, LLC “(LMIS”)

100 International Drive

Baltimore, MD 21202

Legg Mason Marketing Co, LLC (“LM Marketing”)

100 International Drive

Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

620 8th Ave., 49th Floor

New York, NY 10018

Legg Mason Political Action Committee (“LMPAC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Properties, Inc. (“LM Properties”)

5955 Carnegie Boulevard

Suite 200

Charlotte, NC 28209

Legg Mason Real Estate Capital, Inc. (“LMREC”)

10880 Wilshire Blvd., Suite 1750

Los Angeles, CA 90024

Legg Mason Real Estate Capital II, Inc. (“LMREC II”)

10880 Wilshire Blvd., Suite 1750

Los Angeles, CA 90024

Legg Mason Real Estate Investors, Inc. (“LMREI”)

100 International Drive

Baltimore, MD 21202

Legg Mason Commercial Real Estate Services, Inc. (“LMCRES”)

100 International Drive

Baltimore, MD 21203

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)

100 International Drive

Baltimore, MD 21202

Legg Mason Technology Services, Inc. (“LMTS”)

100 International Drive

Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)

100 International Drive

Baltimore, MD 21202

Legg Mason Investment Counsel & Trust Company, N.A. (“LMIC”)

100 International Drive

Baltimore, MD 21202

LM BAM, Inc. (“LM BAM”)

46 Public Square, Suite 700

Wilkes Barre, PA 18701

LM Capital Company (“LMCC”)

100 International Drive

Baltimore, MD 21202

LM Capital Support I (“LMCS I”)

100 International Drive

Baltimore, MD 21202

LM Capital Support II (“LMCS II”)

100 International Drive

Baltimore, MD 21202

LM Capital Support III (“LMCS III”)

100 International Drive

Baltimore, MD 21202

LM Capital Support IV (“LMCS IV”)

100 International Drive

Baltimore, MD 21202

LM Capital Support V (“LMCS V”)

100 International Drive

Baltimore, MD 21202

LM Holdings, Limited (“LM Holdings”)

155 Bishopsgate

London EC2M 3TY

England

LMRC II, Inc. (“LMRC II”)

100 International Drive

Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)

100 International Drive

Baltimore, MD 21202

LMM LLC (“LMM”)

100 International Drive

Baltimore, MD 21202

Permal Asset Management, Inc. (“Permal”)

900 Third Ave. 28th Floor

New York, NY 10022

Royce & Associates, LLC (“Royce”)

1414 Avenue of the Americas

New York, NY 10019

Smith Barney Fund Management (“SBFM”)

100 First Stamford Place

Stamford, CT 06902

Western Asset Management Company (“WAM”)

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited (“WAMCL”)

10 Exchange Square

Primrose Street

London EC2A 2EN

England

Western Asset Management Company Ltd (“WAM Tokyo”)

Ote Center Building

1-1-3 Otemachi Chiyoda-ku

Tokyo 100-0004

Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)

Level 13

120 Collins Street

GPO Box 507

Melbourne Victoria 3000

Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)

10 Exchange Square

Primrose Street

London EC2A 2EN

England

Western Asset Management Company Pte, Ltd (“WAM Singapore”)

1 George Street, #23-01

Singapore 049145

Item 32.	Principal Underwriters

(a)	Legg Mason Investor Services, LLC (“LMIS”), the Registrant’s principal underwriter, also serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Legg Mason Tax-Free Income Fund; Western Asset Funds, Inc.; Legg Mason Partners Premium Money Market Trust; Legg Mason Partners Institutional Trust; Legg Mason Partners Money Market Trust; Legg Mason Partners Equity Trust; Legg Mason Partners Variable Equity Trust; Legg Mason Partners Variable Income Trust; Legg Mason Partners Income Trust; Legg Mason Global Asset Management Trust and Legg Mason Global Asset Management Variable Trust.

(b)	The following table sets forth information concerning each director and officer of the Registrant’s principal underwriter, LMIS.

Name and Principal Business Address*	Position and Offices with Underwriter – LMIS	Positions and Offices with Registrant
Frances Cashman	Co-Managing Director	None

Jeffrey Masom	Co-Managing Director	None

Matthew Schiffman	Co-Managing Director	None
100 First Stamford Pl.
Stamford, CT 06902-6732

Jason Bennett	Chief Financial Officer, Treasurer	None
and Financial Reporting Officer

Kenneth D. Cieprisz	Chief Compliance Officer	None
620 8th Avenue, 49th Floor
New York, NY 10018

Elizabeth F. Craig	Secretary	None

Vicki Schmelzer	Assistant Secretary	None

Susan Kerr	AML Compliance Officer	None
100 First Stamford Pl.
Stamford, CT 06902

*	All addresses are 100 International Drive, Baltimore, Maryland 21202, unless otherwise indicated.

(c)	The Registrant has no principal underwriter which is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 33.	Location of Accounts and Records

The books, accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained in the physical possession of:

State Street Bank and Trust Company		Legg Mason Partners Fund Advisor, LLC
P. O. Box 1713	and	620 Eighth Avenue
Boston, Massachusetts 02105		New York, New York 10018

Item 34.	Management Services

None

Item 35.	Undertakings

None

SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Investment Trust, hereby certifies that it meets all requirements for effectiveness of this Post-Effective Amendment No. 4 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 4 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and State of Maryland, on the 21st day of April, 2014.

LEGG MASON INVESTMENT TRUST

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities indicated below on April 21, 2014:

Signature	Title

/s/ Jennifer W. Murphy*	Chair and Trustee
Jennifer W. Murphy

/s/ Kenneth D. Fuller	President (Principal Executive
Kenneth D. Fuller	Officer), Chief Executive Officer
and Trustee

/s/ Ruby P. Hearn*	Trustee
Ruby P. Hearn

/s/ Arnold L. Lehman*	Trustee
Arnold L. Lehman

/s/ Robin J.W. Masters*	Trustee
Robin J.W. Masters

/s/ Jill E. McGovern*	Trustee
Jill E. McGovern

/s/ Arthur S. Mehlman*	Trustee
Arthur S. Mehlman

/s/ G. Peter O’Brien*	Trustee
G. Peter O’Brien

/s/ S. Ford Rowan*	Trustee
S. Ford Rowan

/s/ Robert M. Tarola*	Trustee
Robert M. Tarola

/s/ Richard F. Sennett	Principal Financial and
Richard F. Sennett	Accounting Officer

* By:	/s/ Richard M. Wachterman
Richard M. Wachterman

Attorney in Fact, pursuant to Power of Attorney filed herewith.

POWER OF ATTORNEY

I, the undersigned Trustee of one or more of the following investment companies (as set forth in the companies’ Registration Statements on Form N-1A):

LEGG MASON TAX-FREE INCOME FUND (033-37971; 811-06223)

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST (333-162441; 811-22338)

LEGG MASON INVESTMENT TRUST (333-179640; 811-22670)

LEGG MASON GLOBAL ASSET MANAGEMENT VARIABLE TRUST (333-192838; 811-22910)

plus any other investment company for which Legg Mason Partners Fund Advisor, LLC or an affiliate thereof acts as investment adviser or manager and for which the undersigned individual serves as Trustee hereby severally constitute and appoint each of KENNETH D. FULLER, RICHARD SENNETT, CHRISTOPHER BERARDUCCI, ROBERT I. FRENKEL, RICHARD WACHTERMAN, THOMAS C. MANDIA, MARC A. DE OLIVERIA, MICHAEL KOCUR, ROSEMARY D. EMMENS, YI CHIA RACHEL KUO, ARTHUR C. DELIBERT and NDENISARYA M. BREGASI my true and lawful attorney-in-fact, with full power of substitution, and each with full power to sign for me and in my name in the appropriate capacity and only for those companies described above for which I serve as Trustee, any Registration Statements on Form N-1A, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

Any subsequently executed power of attorney that grants powers unrelated to the powers granted herein will not revoke nor supersede this power of attorney unless such subsequent power of attorney expressly states otherwise.

WITNESS my hand on the date set forth below at Baltimore, Maryland.

SIGNATURE	DATE

/s/ Jennifer W. Murphy	February 21, 2014
Jennifer W. Murphy

/s/ Kenneth D. Fuller	February 21, 2014
Kenneth D. Fuller

/s/ Ruby P. Hearn	February 14, 2014
Ruby P. Hearn

/s/ Arnold L. Lehman	February 13, 2014
Arnold L. Lehman

/s/ Robin J.W. Masters	February 13, 2014
Robin J.W. Masters

/s/ Jill E. McGovern	February 16, 2014
Jill E. McGovern

/s/ Arthur S. Mehlman	February 21, 2014
Arthur S. Mehlman

/s/ G. Peter O’Brien	February 21, 2014
G. Peter O’Brien

/s/ S. Ford Rowan	February 18, 2014
S. Ford Rowan

/s/ Robert M. Tarola	February 21, 2014
Robert M. Tarola

Legg Mason Investment Trust

Post-Effective Amendment

Exhibits

(i)	Opinion and consent of counsel

(j)	Consent of Independent Registered Public Accounting Firm